                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            3TEC ENERGY CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                            3TEC ENERGY CORPORATION
                                Two Shell Plaza
                            777 Walker, Suite 2400
                             Houston, Texas 77002

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 15, 2001

To the Stockholders of 3TEC Energy Corporation:

   The Annual Meeting of Stockholders of 3TEC Energy Corporation, a Delaware corporation ("3TEC" or the "Company"), will be held at Two Shell Plaza, 777 Walker, Suite 2400, Houston, Texas 77002 on Tuesday, May 15, 2001 at 10:00 a.m., local time, for the purpose of acting on the following matters:

  (1) To amend Article Fifth of the Certificate of Incorporation: (a) to divide the Board of Directors into three classes, (b) to provide that directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the voting power of the Company, (c) to provide that Article Fifth may not be amended or repealed, nor a provision adopted inconsistent with Article Fifth, without the affirmative vote of the holders of at least 80% of the voting power of the Company; and

  (2) Subject to stockholder approval of Proposal (1) above, amend the
      Bylaws: (a) to divide the Board of Directors into three classes, (b) to provide that directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the voting power of the Company, (c) to provide that the proposed amendments to the Bylaws may not be amended or repealed, nor a provision adopted inconsistent with the Bylaws amendments, without the affirmative vote of the holders of at least 80% of the voting power of the Company; and

  (3) To elect seven directors under a non-cumulative voting system to serve for terms ranging from one to three years if Proposals (1) and (2) above are approved by the stockholders and to provide that the same persons shall be elected for a term of one year if Proposals (1) and
      (2) above are not approved by the stockholders; and

  (4) To amend the Certificate of Incorporation to require that all stockholder action be taken at a stockholders' meeting; and

  (5) To ratify the appointment of KPMG, LLP as the independent accountants of the Company for the fiscal year ending December 31, 2001; and

  (6) To approve the 3TEC Energy Corporation 2001 Stock Option Plan;

  (7) To approve the 3TEC Energy Corporation 2000 Non-Employee Directors' Stock Option Plan; and

  (8) To transact such other business as may properly come before the meeting or any adjournment thereof.

   Only common stock stockholders of record at the close of business on April 16, 2001, will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof, notwithstanding the transfer of any stock on the books of the Company after such record date. A list of the stockholders will be open to the examination of any stockholder, for any purpose relevant to the Annual Meeting, for a period of ten (10) days prior to the meeting during regular business hours at the principal office of the Company.

   You are requested to forward your proxy in order that you will be represented at the Annual Meeting, whether or not you expect to attend in person. Any stockholder giving the proxy enclosed with the proxy statement has the power to revoke such proxy at any time prior to the exercise thereof by filing with the Company a written revocation at or prior to the Annual Meeting, by executing a proxy bearing a later date and filing such proxy with the Company at or prior to the Annual Meeting, or by attending the Annual Meeting and voting in person the shares of stock that such stockholder is entitled to vote.

                                          By Order of the Board of Directors

                                             Floyd C. Wilson
                                          /s/ _________________________________
                                             Floyd C. Wilson
                                             Chairman of the Board and
                                             Chief Executive Officer

April 27, 2001

   Annual Reports to stockholders, including financial statements, are being mailed to stockholders, together with these proxy materials, commencing on or about April 27, 2001.

   Stockholders may obtain, without charge, a copy of 3TEC's Annual Report on Form 10-KSB (without exhibits) for the year ended December 31, 2000, as filed with the Securities and Exchange Commission, by writing to 3TEC Energy Corporation, David S. Elkouri, Secretary, Two Shell Plaza, 777 Walker, Suite 2400, Houston, Texas 77002. Copies of 3TEC's Annual Report on Form 10-KSB may also be obtained directly from the Securities and Exchange Commission web site at http://www.sec.gov/.

                            Your vote is important.
               Please complete, sign and return the accompanying
                  Proxy Form in the envelope provided, which
              requires no postage if mailed in the United States.

                            3TEC ENERGY CORPORATION
                                Two Shell Plaza
                            777 Walker, Suite 2400
                             Houston, Texas 77002

                                PROXY STATEMENT
                                      For
                        ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 15, 2001

Introduction

   This Proxy Statement is furnished to stockholders of 3TEC Energy Corporation, a Delaware corporation ("3TEC" or the "Company"), in connection with the solicitation, at 3TEC's expense, on behalf of the Board of Directors of 3TEC, of proxies to be used at the Annual Meeting of Stockholders to be held at Two Shell Plaza, 777 Walker, Suite 2400, Houston, Texas 77002 on Tuesday, May 15, 2001, at 10:00 a.m., local time and all adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

   The approximate date on which this Proxy Statement and the enclosed form of proxy will be first sent or given to stockholders is April 27, 2001. The principal executive offices of the Company are located at Two Shell Plaza, 777 Walker, Suite 2400, Houston, Texas 77002 and the Company's telephone number is
(713) 821-7100.

Formation

   3TEC is the successor to Middle Bay Oil Company, Inc. ("Middle Bay"), an Alabama corporation formed on November 30, 1992. 3TEC was incorporated in Delaware on November 24, 1999, as a wholly owned subsidiary of Middle Bay for the sole purpose of merging with Middle Bay to effect a change in domicile to Delaware and to change the Company's name to 3TEC Energy Corporation. Effective December 7, 1999, Middle Bay was merged into 3TEC and each share of common stock of Middle Bay was converted into one share of 3TEC common stock.

Reverse Stock Split

   Except as otherwise indicated, this Proxy Statement gives effect to the 1-for-3 reverse stock split of the Company's common stock approved by the stockholders of the Company and filed of record with the Delaware Secretary of State on January 14, 2000, as though effective for all periods on or before the date of this Proxy Statement.

Proxy; Right to Revoke Proxy

   Proxies in the form enclosed will be voted at the Annual Meeting if properly executed, returned to 3TEC before the meeting and not revoked. Any stockholder giving such proxy may revoke it at any time before it is voted by written revocation delivered to 3TEC's Secretary, by voting in person at the Annual Meeting or by giving a later proxy. Attendance at the meeting will not by itself constitute a revocation. The shares represented by proxies solicited by the Board of Directors will be voted in accordance with the recommendations of the Board of Directors as set forth herein unless otherwise specified in the proxy, and where the person solicited specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the common stock. 3TEC may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

   The enclosed form of proxy allows stockholders to grant or withhold discretionary authority to the persons named to vote on any other matters that may properly come before the Annual Meeting and are not specifically discussed in this Proxy Statement. 3TEC is not aware of any such proposals and has no current intention of making any additional proposals.

By Whom and the Manner in which Proxy is Being Solicited

   The cost of solicitation will be paid by 3TEC. In addition to solicitation of proxies by mail, directors, officers or employees of 3TEC may, without additional compensation, solicit proxies personally, by telephone or by other appropriate means. 3TEC will request banks, brokerage houses and other custodians, nominees or fiduciaries holding shares of common stock in their names for the benefit of others to promptly send proxy materials to, and obtain proxies from, the beneficial owners, and 3TEC will reimburse them for their reasonable expenses in doing so. 3TEC has not and will not engage any investment banking or brokerage firm or any professional proxy solicitation firm to solicit proxies. No fees, commissions or other compensation will be paid to anyone for proxy votes solicited by 3TEC.

Shares Outstanding

   Voting rights regarding the matters to be considered at the Annual Meeting are vested exclusively in the holders of 3TEC's common stock. The record date for common stock stockholders entitled to vote at the Annual Meeting is the close of business on April 16, 2001. At the close of business on that date, 3TEC had issued, outstanding and entitled to vote at the Annual Meeting
[             ] shares of common stock, $.02 par value, each of which is entitled to one vote on all matters expected to be voted upon at the Annual Meeting.

Quorum and Voting

   The presence, in person or by proxy, of the holders of shares of common stock entitled to vote at the Annual Meeting representing a majority of the votes entitled to be cast is necessary to constitute a quorum at the Annual Meeting. Each holder of shares of common stock is entitled to one vote, in person or by proxy, for each share held in such stockholder's name on the record date. Assuming the presence of a quorum, the affirmative votes equal to at least a majority of the votes of holders of common stock cast at the Annual Meeting, in person or by proxy, is required to approve the proposals to amend the Certificate of Incorporation, to approve the proposal to amend the Bylaws, to ratify the appointment of KPMG, LLP as the independent accountants for 3TEC, to ratify the proposal to adopt the Company's 2001 Stock Option Plan, and to ratify the proposal to adopt the Company's 2000 Non-Employee Directors' Stock Option Plan. Directors shall be elected by a plurality of the shares represented at the Annual Meeting entitled to vote in the election of Directors. Abstentions will be included in vote totals and, as such, will have the same effect on the matter voted upon as a negative vote. Where nominee recordholders do not vote on proposals because they did not receive specific instructions on such proposals from the beneficial owners of such shares ("broker nonvotes"), such broker nonvotes will not be included in vote totals and, as such, will have no effect on the action taken at the Annual Meeting. The Chairman of the Annual Meeting shall determine the order of business at the Annual Meeting and the voting and other procedures to be observed. The Chairman is authorized to declare whether any business is properly brought before the Annual Meeting, and business not properly brought before the Annual Meeting may not be transacted.

Security Ownership of Certain Beneficial Owners

   The following table sets forth the shares of 3TEC's common stock beneficially owned by those persons known by 3TEC to be the beneficial owner of more than five percent of 3TEC's issued and outstanding common stock. All percentages are based on 14,657,071 shares of common stock issued and outstanding on April 6, 2001:

                                             Amount and Nature of       Percent
Name and Address of Beneficial Owner         Beneficial Ownership       of Class
------------------------------------         --------------------       --------
W/E Energy Company L.L.C....................      3,590,741(1),(2)       21.55%
 (formerly known as 3TEC Energy Company
  L.L.C.)
 Two Shell Plaza
 777 Walker, Suite 2400
 Houston, TX 77002
EnCap Investments L.L.C.....................      4,979,886(2),(3),(4)   28.85%
 1100 Louisiana
 Suite 3150
 Houston, TX 77002
Kaiser-Francis Oil Company..................      1,112,578(5)            7.59%
 6733 South Yale
 Tulsa, OK 74136
Citigroup Inc...............................      1,090,800(6)            7.44%
 399 Park Avenue
 New York, NY 10043
Royce & Associates, Inc.....................      1,032,300(7)            7.04%
 1414 Avenue of the Americas
 New York, NY 10019
Scudder Kemper Investments, Inc.............        989,000(8)            6.75%
 345 Park Avenue
 New York, NY 10154
Wellington Management Company, LLP..........        831,000(9)            5.67%
 75 State Street
 Boston, MA 02109
President and Fellows of Harvard College....        813,400(10)           5.55%
 c/o Harvard Management Company, Inc.
 600 Atlantic Avenue
 Boston, MA 02210
The Prudential Insurance Company of
 America....................................        801,967(11)           5.31%
 751 Broad Street
 Newark, NJ 07102

--------
(1) As disclosed in a joint filing on Schedule 13D/A filed with the Securities and Exchange Commission on June 15, 2000. W/E Energy Company L.L.C.
    ("W/E") is the beneficial owner and has sole voting and dispositive power with respect to 3,590,741 shares of common stock. W/E's members include Floyd C. Wilson, EnCap Energy Capital Fund III, L.P. ("Fund III"), EnCap Energy Capital Fund III-B, L.P. ("Fund III-B"), Energy Capital Investment Company, PLC ("ECIC, PLC"), and BOCP Energy Partners, L.P. ("BOCP"). As general partner of the funds, EnCap Investments L.L.C. ("EnCap") has voting power and dispositive power for Fund III and Fund III-B, and as investment advisor for ECIC, PLC, EnCap has voting power and dispositive power for ECIC, PLC. EnCap has voting power and dispositive power for BOCP by being its manager as appointed by Banc One Capital Partners VIII, Ltd., the general partner. El Paso Field Services Company ("El Paso Field Services"), a wholly-owned subsidiary of El Paso Corporation ("El Paso"), is the sole owner of EnCap. El Paso Field Services and El Paso disclaim any beneficial ownership of these shares.
(2) Includes 1,188,889 shares represented by notes convertible into common stock and 816,667 shares represented by warrants to purchase common stock exercisable within 60 days of this filing.
(3) EnCap may be deemed to share voting and dispositive power with respect to the shares of common stock owned by W/E; however, EnCap disclaims any beneficial ownership of these shares. As disclosed in Note 1 above, El Paso Field Services is the sole owner of EnCap, and El Paso controls El Paso Field Services; however, both El Paso Field Services and El Paso disclaim any beneficial ownership of shares of 3TEC common stock. David B. Miller and D. Martin Phillips, managing directors of EnCap, are also managers of W/E and, as such, may be deemed beneficial owners of the shares of 3TEC common stock beneficially owned by W/E and the shares of 3TEC common stock which may be deemed beneficially owned by EnCap.
(4) Includes 3,590,741 shares owned by W/E described in Note 1 above. This figure also includes 792,683 shares of common stock, 453,980 shares of Series D Preferred Stock convertible into 453,980 shares of common stock, and warrants to purchase 142,482 shares of common stock held by Fund III, Fund III-B, BOCP and ECIC.
(5) Kaiser-Francis Oil Company is a wholly owned subsidiary of GBK Corporation, which is owned 78.22% directly by George B. Kaiser and 21.78% indirectly by Mr. Kaiser through affiliates.
(6) As disclosed in a joint filing with Salomon Smith Barney Holdings Inc. ("Salomon Smith Barney") on Schedule 13G filed with the Securities and Exchange Commission on February 16, 2001. Salomon Smith Barney and Citigroup Inc. share voting and dispositive power.
(7)  As disclosed in a joint filing with Royce Management Company and Charles
     M. Royce on Schedule 13G filed with the Securities and Exchange Commission on February 8, 2001.
(8) As disclosed in a filing on Schedule 13G filed with the Securities and Exchange Commission on February 12, 2001.
(9) As disclosed in a filing on Schedule 13G filed with the Securities and Exchange Commission on February 12, 2001. Wellington Trust Company, NA is a wholly owned subsidiary of Wellington Management Company, LLP.
(10) As disclosed in a filing on Schedule 13G filed with the Securities and Exchange Commission on February 9, 2001.
(11) As disclosed in a filing on Schedule 13G/A filed with the Securities and Exchange Commission on January 29, 2001, includes subordinated notes convertible into 263,760 shares of common stock and warrants which are immediately exercisable for 186,358 shares of common stock. On March 22, 2001, The Prudential Insurance Company of America filed a Form 144 with the Securities and Exchange Commission indicating its intent to sell 351,680 shares of common stock.

                       DIRECTORS AND EXECUTIVE OFFICERS

 Name                                 Age Position(s) Held               Since
 ----                                 --- ----------------               -----
 Floyd C. Wilson.....................     Chairman and Chief Executive
                                       54 Officer                        1999
 R. A. Walker........................     President, Chief Financial
                                       44 Officer and Director           2000
 Stephen W. Herod....................  42 Executive Vice President--     1997
                                          Corporate Development,
                                          Assistant Secretary and
                                          Director
 Shane M. Bayless....................     Vice President; Controller
                                       34 and Treasurer                  2000
 Richard K. Stoneburner..............  47 Vice President--Exploration    1999
 Mark S. Holt........................     Vice President--Land and
                                       44 Assistant Secretary            1999
 C.E. Hackstedt......................     Vice President--Engineering
                                       51 and Operations                 2000
 David S. Elkouri....................  47 Secretary                      2000
 David B. Miller.....................  51 Director                       1999
 D. Martin Phillips..................  47 Director                       1999
 Gary R. Christopher.................  51 Director                       1997
 Larry L. Helm.......................  53 Director                       2000

   FLOYD C. WILSON, Chairman and Chief Executive Officer, joined the Company on August 27, 1999, concurrent with the investment in the Company by W/E. Mr. Wilson founded W/E in 1998. Mr. Wilson is also a director of Enex Resources Corporation, a subsidiary of the Company. Mr. Wilson began his career in the energy business in Houston in 1970 as a completion engineer. He moved to Wichita in 1976 to start an oil and gas operating company, one of several private energy ventures which preceded the formation of W/E. Mr. Wilson founded Hugoton Energy Corporation ("Hugoton") in 1987, and served as its Chairman, President and Chief Executive Officer. In 1994, Hugoton completed an initial public offering and was merged into Chesapeake Energy Corporation in 1998.

   R.A. WALKER, President and Chief Financial Officer, joined 3TEC effective May 1, 2000. Mr. Walker has been a director of 3TEC since 2000. Prior to this he was a Senior Managing Director and Co-head of Prudential Capital Group, a $32 billion asset management and merchant banking affiliate of The Prudential Insurance Company of America investing in privately-placed debt and equity securities. From 1990 to 1998, Mr. Walker was the Managing Director of the Dallas office of Prudential Capital Group where he was responsible for the firm's global energy investments, as well as general corporate finance for the Southwestern United States. He joined Prudential in 1987, holding various responsibilities in its Boston, Dallas and Newark offices, after spending approximately six years in commercial banking and two years with an independent oil and gas company.

   STEPHEN W. HEROD has served as the Company's Executive Vice President-- Corporate Development since December 1999 and as a director since July 1997. Mr. Herod served as the Treasurer of the Company from 1999 until 2001. From July 1997 to December 1999, Mr. Herod was Vice President--Corporate Development. Mr. Herod is also a director of Enex Resources Corporation, a subsidiary of the Company. Mr. Herod served as President and a director of Shore Oil Company from April 1992 until the merger of Shore with the Company on June 30, 1997. He joined Shore's predecessor as Controller in February 1991. Mr. Herod was employed by Conquest Exploration Company from 1984 until 1991 in various financial management positions, including Operations Accounting Manager. From 1981 to 1984, Superior Oil Company employed Mr. Herod as a financial analyst.

   SHANE M. BAYLESS joined the Company in July 2000 as Vice President and Controller. Mr. Bayless has served as the Treasurer of the Company since March 2001. Prior to joining 3TEC, Mr. Bayless was employed by Encore Acquisition Company as Vice President and Controller from 1998 to 2000. Mr. Bayless worked as the Controller from 1996 to 1998 and as the Accounting Manager from 1993 to 1996 at Hugoton Energy Corporation. From 1990 to 1993, Mr. Bayless was an Audit Senior with Ernst & Young LLP. He is a Certified Public Accountant.

   RICHARD K. STONEBURNER joined the Company in August 1999 and became Vice President--Exploration in December 1999. Mr. Stoneburner was employed by W/E as District Geologist from 1998 to 1999. Prior to joining 3TEC, Mr. Stoneburner worked as a geologist for Texas Oil & Gas, The Reach Group, Weber Energy Corporation, Hugoton Energy Corporation and, independently through his own company, Stoneburner Exploration, Inc. Mr. Stoneburner has over 20 years of experience in the energy field.

   MARK S. HOLT joined the Company in August 1999 and became Assistant Secretary in November 1999 and Vice President--Land in December 1999. W/E employed Mr. Holt as District Landman from 1998 to 1999. From 1985 to 1998, Mr. Holt was the owner of Holt Resources, which provided land consulting services to various oil and gas companies and operators. From 1979 to 1985, Mr. Holt was a Senior Landman for Sun Oil Company.

   C.E. HACKSTEDT joined the Company in December 2000 and became Vice President--Engineering and Operations in March 2001. Prior to joining 3TEC, Mr. Hackstedt was Vice President of Engineering and Operations for Panther Resources Corporation from 1999 to 2000. Mr. Hackstedt was the Vice President of Operations, Gulf Coast Division from 1995 to 1998 and Vice President of Operations from 1992 to 1995 for UMC Petroleum Corporation.

   DAVID S. ELKOURI became Secretary of the Company in May 2000. Mr. Elkouri is a founding member of the Wichita, Kansas law firm, Hinkle Elkouri Law Firm L.L.C., which was established in 1986. Mr. Elkouri is currently the firm's Co-Managing Director and the Chairman of its Corporate Department. Prior to establishing Hinkle Elkouri Law Firm L.L.C., Mr. Elkouri was a partner in the Wichita law firm of Regan & McGannon and an associate in the San Diego, California law firm of Gray Cary Wave & Freidenrich LLP. He is currently a member of the Board of Directors of Rand Graphics, Inc. and served as a director of Hugoton Energy Corporation from 1993 until 1998. He is an Adjunct Professor of Law at the University of Kansas School of Law and teaches business planning.

   DAVID B. MILLER has served as a director of the Company since 1999. Mr. Miller is a Managing Director and co-founder of EnCap. EnCap is an investment management and merchant banking firm focused on the upstream and midstream sectors of the oil and gas industry that was founded in 1988. EnCap is the general partner and controlling person of certain members of W/E. From 1988 to 1996, Mr. Miller also served as President of PMC Reserve Acquisition Company, a partnership jointly owned by EnCap and Pitts Energy Group. Prior to the establishment of EnCap, Mr. Miller served as Co-Chief Executive Officer of MAZE Exploration Inc., a Denver, Colorado, based oil and gas company he co-founded in 1981. Mr. Miller is also a director of Enex Resources Corporation, a subsidiary of the Company.

   D. MARTIN PHILLIPS has served as a director of the Company since 1999. Mr. Phillips is a Managing Director and principal of EnCap. Prior to joining EnCap in 1989, from 1978 to 1989, Mr. Phillips served in various management capacities with NCNB Texas National Bank, including as Senior Vice President in the Energy Banking Group. Mr. Phillips is also a director of Bargo Energy Company, a public oil and gas company, Enex Resources Corporation, a subsidiary of the Company, and AROC Inc.

   GARY R. CHRISTOPHER has served as a director of the Company since 1997. Mr. Christopher is Acquisitions Coordinator of Kaiser-Francis Oil Company, a position he has held since February 1995. Mr. Christopher is also a director of Enex Resources Corporation, a subsidiary of the Company. In addition, Mr. Christopher is President, Chief Executive Officer and a director of PetroCorp Inc., a public oil and gas company controlled by Kaiser-Francis Oil Company. From 1991 to 1995, Mr. Christopher served as Senior Vice President and Manager of Energy Lending for the Bank of Oklahoma. He continues to serve as a consultant to the Bank of Oklahoma. Kaiser-Francis Oil Company owns 1,112,578 shares of 3TEC common stock.

   LARRY L. HELM has served as a director since 2000 and is chairman of the Audit Committee. Mr. Helm is Executive Vice President and Manager, Southern Region Middle Market for Bank One, NA, a position he has held since 1996. Mr. Helm joined Bank One, NA in 1989 and has held increasingly more responsible positions with Bank One, NA, including, most recently, Chairman and Chief Executive Officer of Bank One, NA's Dallas Region. Mr. Helm is a former director of the Independent Petroleum Association of America.

Security Ownership of Management

   The following table sets forth the shares of 3TEC's common stock beneficially owned by each director and named executive officer and all directors and executive officers as a group, all as of April 6, 2001:

                                                 Amount and Nature of Percent
Name and Address of Beneficial Owner             Beneficial Ownership of Class
------------------------------------             -------------------- --------
Floyd C. Wilson................................       3,832,408(1)     22.67%
 Two Shell Plaza
 777 Walker, Suite 2400
 Houston, Texas 77002
David B. Miller................................       5,014,886(2)        29%
 3811 Turtle Creek Blvd.
 Suite 1080
 Dallas, Texas 75219
D. Martin Phillips.............................       5,014,886(3)        29%
 1100 Louisiana, Suite 3150
 Houston, Texas 77002
Gary R. Christopher............................          43,665(4)       *
 6733 South Yale
 Tulsa, Oklahoma 74136
Larry L. Helm..................................          35,000(5)       *
 1717 Main Street
 TX1-24-1
 Dallas, Texas 75201
R.A. Walker....................................         385,334(6)      2.56%
 Two Shell Plaza
 777 Walker, Suite 2400
 Houston, Texas 77002
Stephen W. Herod...............................         183,585(7)      1.24%
 1110 Briar Ridge Drive
 Houston, Texas 77057
Richard K. Stoneburner.........................          85,834(8)       *
 3019 Greenwood Glenn
 Kingwood, Texas 77345
Mark S. Holt...................................          58,334(9)       *
 22211 Mission Hills Lane
 Katy, Texas 77450
Directors and executive officers of the company
 as a group (12 persons).......................       6,216,305        33.70%

--------
* Represents less than 1%.
(1) Represents 241,667 shares issuable upon exercise of options granted to Mr. Wilson. Mr. Wilson is the Managing Director and a member of W/E which is the beneficial owner of 3,590,741 of 3TEC's common stock. Mr. Wilson, as a managing director of W/E, shares voting power and dispositive power of the 3,590,741 shares of 3TEC's common stock with the other managing directors of W/E and may be deemed to be a beneficial owner of the shares owned by W/E. Mr. Wilson does not have the sole power to vote or dispose of any shares of 3TEC beneficially owned by W/E. Mr. Wilson disclaims any beneficial ownership of the W/E shares.

(2) Represents 35,000 shares issuable upon exercise of options granted to Mr. Miller. Mr. Miller is a Managing Director of EnCap, which is a member of W/E. Mr. Miller shares voting power and dispositive power with the other managing directors of EnCap and may be deemed to be a beneficial owner of the shares owned by EnCap. EnCap may be deemed to be the beneficial owner of the 3,590,741 shares of 3TEC's common stock directly owned by W/E; however, EnCap disclaims beneficial ownership of these shares. Mr. Miller does not have the sole power to vote or dispose of any shares of 3TEC deemed to be beneficially owned by EnCap. Mr. Miller disclaims any beneficial ownership of these shares.
(3) Represents 35,000 shares issuable upon exercise of options granted to Mr. Phillips. Mr. Phillips is a Managing Director of EnCap, which is a member of W/E. Mr. Phillips shares voting power and dispositive power with the other managing directors of EnCap and may be deemed to be a beneficial owner of the shares owned by EnCap. EnCap may be deemed to be the beneficial owner of the 3,590,741 shares of 3TEC's common stock directly owned by W/E; however, EnCap disclaims beneficial ownership of these shares. Mr. Philips does not have the sole power to vote or dispose of any shares of 3TEC deemed to be beneficially owned by EnCap. Mr. Phillips disclaims any beneficial ownership of these shares.
(4) Represents 3,666 shares of common stock and 39,999 shares issuable upon exercise of options granted to Mr. Christopher. Mr. Christopher is an officer of Kaiser-Francis Oil Company which is the beneficial owner of 1,112,578 shares of 3TEC's common stock.
(5) Represents 35,000 shares issuable upon exercise of options granted to Mr. Helm.
(6) Represents 2,000 shares of common stock and 383,334 shares issuable upon exercise of options granted to Mr. Walker.
(7) Represents 36,606 shares of common stock and 139,166 shares issuable upon exercise of options granted to Mr. Herod and 15,867 shares of Series B preferred stock convertible into 7,813 shares of 3TEC common stock.
(8) Represents 85,834 shares issuable upon exercise of options granted to Mr. Stoneburner.
(9) Represents 58,334 shares issuable upon exercise of options granted to Mr. Holt.

Board of Director Meetings and Committees of the Board of Directors.

   3TEC's Board of Directors held six meetings during 2000. All incumbent directors attended all of the meetings of the Board of Directors and Committee meetings.

   Compensation Committee. The Compensation Committee held one meeting during 2000. The Compensation Committee administers the Company's incentive plans, sets policies that govern executives' annual compensation and long-term incentives, and reviews management performance, compensation, development and succession. Mr. Miller is the Chairman, and the members of the Compensation Committee are Mr. Phillips and Mr. Christopher.

   Nominating Committee. The Company's Nominating Committee was designated and formed by the Board of Directors on March 27, 2001. Prior to that date, the Board of Directors had fulfilled the role and executed the responsibilities of the Nominating Committee. The Nominating Committee consists of at least two members with the number and members to be determined by the Chairman of the Board of Directors. The Nominating Committee is responsible for proposing a slate of directors for election by the stockholders at each annual meeting and proposing candidates to fill any vacancies on the Board of Directors. The Nominating Committee will consider candidates proposed by stockholders for Board membership. Any stockholder wishing to nominate a candidate for director must follow the procedures set forth on page 28 of this Proxy Statement. Mr. Phillips is the Chairman and the members of the Nominating Committee are Mr. Walker and Mr. Helm.

   Audit Committee. The Audit Committee held one meeting in 2000. The Audit Committee reviews with management the Company's annual financial statements; reviews with the independent accountants their audit report; and reviews the audit plans and activities of the independent accountants and internal auditors. The Audit Committee recommends to the Board of Directors the selection of the independent accountants and approves the fees paid to them. The Audit Committee also reviews the adequacy of the Company's internal controls and accounting policies. The Board of Directors has adopted a written charter for the Audit Committee attached hereto as Exhibit "E". Mr. Helm is the Chairman of the Audit Committee and Mr. Miller and Mr. Christopher are Members. Mr. Helm and Mr. Christopher are independent directors.

   Audit Committee Report. The Audit Committee has reviewed and discussed the audited financial statements with management of the Company. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61. In addition, the Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based upon its review, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for 2000 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          Larry L. Helm, Chairman
                                          David B. Miller
                                          Gary R. Christopher

PROPOSALS TO AMEND THE CERTIFICATE OF INCORPORATION AND BYLAWS TO PROVIDE FOR A CLASSIFIED BOARD, SUPERMAJORITY VOTE FOR REMOVAL OF DIRECTORS, AND REQUIRE THAT STOCKHOLDER ACTION BE TAKEN AT A MEETING.

Description of Amendments

   Proposals (1) and (2) contain the following related amendments to the Company's Certificate of Incorporation and Bylaws : (i) to provide for a classified Board of Directors; (ii) to provide that directors may be removed only for cause by the affirmative votes of the holders of at least two-thirds of the outstanding shares entitled to vote; and (iii) to provide that a subsequent amendment, repeal or adoption of any provisions inconsistent with those provisions of the Certificate of Incorporation and Bylaws covered by the proposed amendments would require a vote by holders of not less than 80% of the voting power of the Company.

   The text of the proposed amendments to the Certificate of Incorporation are attached hereto as Exhibits "A" and "D"and the text of the proposed amendments to the Bylaws is attached hereto as Exhibit "B", all of which by this reference are incorporated herein. The following discussion is qualified in its entirety by reference to such exhibits. The proposed amendments are to some extent interrelated, and the purpose of some of the amendments is to prevent circumvention of the desired protection afforded by other amendments. Accordingly, the Board of Directors believes it appropriate to consider these proposed amendments as a related group of proposals.

Introduction for Classified Board Amendments

   The purpose and intended effect of the proposed amendments are to enhance the continuity and stability of the Company's management by making it more difficult for stockholders to remove or change the incumbent members of the Board of Directors. The amendments also render the Company a less attractive target for an unfriendly acquisition by an outsider by making it more difficult for such a person to obtain control of the Company and thereafter change the respective sections of the Certificate of Incorporation and Bylaws proposed to be amended. The amendments are intended to encourage persons seeking to acquire control of the Company to initiate such efforts through negotiations with the Company's Board of Directors. The Board of Directors believes that the amendments will help give it the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner which assures fair treatment of the Company's stockholders. The amendments are also intended to increase the bargaining leverage of the Board of Directors, on behalf of the Company, in any negotiations concerning a potential change of control of the Company.

   The amendments will, however, make more difficult or discourage a proxy contest for the assumption of control by a substantial stockholder or group of stockholders and thus could increase the likelihood that incumbent directors will retain their positions. If adopted, the amendments may also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company in a manner that would be unfriendly to the incumbent Board of Directors, even though such attempt might be beneficial to the Company's stockholders. Thus, the overall effect of the amendments may be to discourage an unsolicited tender offer which would result in the assumption of control by a holder or holders of a large block of the Company's shares and the removal of incumbent management. The Board of Directors, however, believe that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure the Company outweigh the disadvantages of discouraging such proposals.

   The Board of Directors is not committed to opposing all takeover attempts but considers that it is in the best interests of the Company's stockholders to give the Board an adequate opportunity to make an informed decision after receiving and throughly studying relevant information with respect to any offer and the available alternatives. Similarly, where any proposed transaction is submitted for stockholder approval or involves other action by stockholders, the Board believes that stockholders should have the same adequate information and opportunity.

   The amendments are permitted by Delaware law and are consistent with the rules of the Nasdaq National Market on which the Company's common stock is traded. The Board of Directors is not presently aware of any pending or threatened effort to take over control of the Company or to change management, either by a third party or by any holder or holders of any substantial block of the Company's common stock. The Board of Directors has concluded that it is desirable to consider these amendments at a time when the Company is not subject to a take-over attempt.

   The Board of Directors does not presently contemplate recommending the adoption of any further amendments to the Certificate of Incorporation or Bylaws which would affect the ability of third parties to take over or change control of the Company.

Amendments to the Company's Certificate of Incorporation and Bylaws to Establish a Classified Board of Directors

   The Board of Directors has unanimously approved for submission to a vote of the stockholders of the Company amendments to the Certificate of Incorporation and the Bylaws (the "Classified Board Amendments") to provide for division of the Board into three classes, each class to serve staggered three year terms. Members of all three classes will initially be elected at the 2001 Annual Meeting.

   The Board of Directors currently consists of seven (7) directors. Pursuant to the Classified Board Amendments, the Board of Directors will be divided into three (3) Classes initially consisting of three directors in Class I and two directors each in Classes II and III. After the initial election of all seven directors at the 2001 Annual Meeting, the directors in Class I will serve until the 2002 Annual Meeting, those in Class II until the 2003 Annual Meeting and those in Class III until the 2004 Annual Meeting. Following subsequent elections in 2002, 2003, and 2004, respectively, directors in each Class will serve three year terms and until their successors have been duly elected and qualified. Therefore, under the Classified Board Amendments, while director elections will be held each year, except for the 2001 Annual Meeting, no more than one Class of directors will be elected in any one year. If, prior to an election of a certain Class of directors, a vacancy in that Class occurs, such vacancy may be filled by the Board of Directors to serve for the remainder of the full term.

   In addition, the Classified Board Amendments would also require that any future amendment to the Certificate of Incorporation or the Bylaws repealing the provisions relating to the classified Board of Directors or circumventing the purpose of the classified nature of the Board of Directors would require the affirmative vote of at least 80% of the shares of the Company's capital stock issued and outstanding and entitled to vote.

Advantages

   The Board of Directors believes that classification of the Board of Directors will promote continuity of membership and stability of management and policies. Absent the removal or resignation of directors, two annual elections will be required to replace a majority of the Board of Directors and to effect a forced change in the management of the business and affairs of the Company. Thus, classification of the Board of Directors may discourage a person or an entity from acquiring a significant position in the Company with the intention of obtaining immediate control of the Board of Directors. Notwithstanding, however, a person or entity could immediately effect a change of control by garnering the affirmative vote of at least 80% of the votes necessary to amend the Company's most recent Certificate of Incorporation and Bylaws to eliminate classification of the Board of Directors.

   In the opinion of the Board of Directors, in addition to making it more difficult for any one person or entity to take immediate control of the Company, providing for classification of the Board of Directors will also serve to assure continuity and stability in leadership and policy of the Company. Inasmuch as approximately two-thirds of the directors at any time will have had prior experience on the Board of Directors, the Company's management will remain relatively stable through each year's election. In addition, classification will have the previously mentioned effect of making it more likely that the Board of Directors and stockholders will have an adequate opportunity to reach an informed decision on a sale or merger of the Company.

Disadvantages

   Notwithstanding the possible advantages discussed above, the Classified Board Amendments may also result in certain disadvantages for the stockholders. First, classification of the Board of Directors may make it difficult to immediately effect the removal of one or more directors not up for election in a given year, who in the opinion of a majority of the stockholders should be removed. In particular, stockholders may be precluded from replacing a director by simply voting for an alternative candidate at an annual election, because each director will stand for election only once every three years. Accordingly, a classified Board of Directors limits stockholder participation in determining the management of the Company by limiting the ability of stockholders to replace all of the board members each year.

   As noted above, the Classified Board Amendments may also have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company. This effect could discourage bids for the Company's capital stock at a premium over its market price or otherwise limit the price that certain investors might be willing to pay in the future for shares of such capital stock.

Amendment to the Company's Certificate of Incorporation and Bylaws to Provide That Directors May Be Removed Only for Cause and Only by a 66 2/3% Vote

   The Board of Directors recommends that the Company's Certificate of Incorporation and Bylaws be amended to provide that directors of the Company may be removed from office by the stockholders only for cause and that such action may be taken only by the affirmative vote of at least 66 2/3% of the outstanding shares entitled to vote.

   The Bylaws of the Company currently provide that directors may be removed with or without cause by the holders of a majority of the shares entitled to vote on the election of directors. The current Certificate of Incorporation of the Company does not address removal of directors.

   While what constitutes "cause" has not been conclusively established by the Delaware courts, actions such as embezzlement, disclosure of trade secrets, or other violations of fiduciary duty have been found to constitute cause for removal. Courts have indicated that the desire to take over management of a company or the failure to cooperate in management's plans for a company do not constitute cause for removal.

Advantages

   At the present time directors of the Company may be removed with or without cause. The primary intent of the Classified Board Amendments are to delay the takeover of a majority of the positions on the Board of Directors beyond one year's time. By eliminating the stockholder's right to remove directors without cause, a potential acquiror of a controlling interest of the common stock of the Company could not gain control of the Board of Directors unless, with respect to a majority of incumbent directors, there exist circumstances which constitute cause. Otherwise, an acquiring stockholder could remove the entire board of directors without cause and thereby gain total control of the Company by obtaining only a majority of the common stock of the Company.

Disadvantages

   One effect of the proposed amendments may be to make it more difficult for the holders of a majority of the common stock of the Company to remove directors, should they deem it to be in the Company's best interests to do so. The proposed amendments may render more difficult, and may discourage an attempt to acquire control of the Company without the approval of the Company's management. The proposed amendments in conjunction with the Classified Board Amendments will make it impossible for someone who acquires voting control (but less than 80%) of the Company to immediately remove the incumbent directors who may oppose such person and to replace them with more friendly directors, and will instead require such a person to replace incumbent directors as their terms expire over a period of up to three years.

   Stockholders should recognize that the amendments will also make more difficult the removal of a director in circumstances which do not involve a takeover attempt and where, in the opinion of the holders of a majority of the Company's outstanding common stock, business reasons for such removal may exist. Moreover, the proposed amendments may have the effect of delaying an ultimate change in existing management which might be desired by a majority of the stockholders.

   The proposed amendments are in accordance with the General Corporation Law of the State of Delaware, which provides that when a corporation has a classified board of directors, directors may be removed only for cause unless the Certificate of Incorporation provides otherwise.

Vote Required for Approval

   Under Delaware corporation law, the affirmative vote of the holders of a majority of all the Company's issued and outstanding shares of common stock, entitled to vote at the 2001 Annual Meeting, is required to adopt Proposals
(1) and (2) amending the Certificate of Incorporation and the Bylaws. Assuming requisite stockholder approval, the Classified Board Amendments and the amendment requiring removal of directors only for cause by the affirmative vote of at least 66 2/3% will become effective upon the filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State.

Amendment Requiring That Stockholder Action be Taken at a Meeting

   The text of the proposed amendment to the Certificate of Incorporation is attached hereto as Exhibit "D". The following discussion is qualified in its entirety by reference to such exhibit.

   The Company's Board of Directors has unanimously approved and recommended that the stockholders of the Company approve an amendment to Article Tenth of the Certificate of Incorporation which would require that all stockholder action be taken at a stockholders' meeting and not be taken by written consent of the stockholders.

   Under Delaware law, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken by stockholders may be taken without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by stockholders having the requisite voting power necessary to authorize such action at a stockholders' meeting. The Company's Certificate of Incorporation currently contains no provision restricting or regulating stockholder action by written consent. Proposed Article Tenth of the Certificate of Incorporation would require all stockholder action be taken at a meeting of the stockholders and would prohibit stockholder action by written consent. Under the Company's Bylaws, a stockholders' meeting may be called only by the President of the Company or a majority of the Company's directors. Thus, the proposed amendment would permit the Board of Directors to delay, until the next annual stockholders' meeting, action favored by the holders of a majority of the outstanding stock. However, in the case of a publicly held corporation with numerous stockholders, such as the Company, action without a stockholders' meeting would, as a practical matter, be available to only a limited number of stockholders acting in concert, and not to the Company's stockholders in general. The Board of Directors believes that a publicly owned corporation should afford all of its stockholders an opportunity to participate in a meeting where stockholder action is proposed to be taken.

Advantages

   The provisions eliminating stockholder action by written consent would give all of the Company's stockholders the opportunity to participate in a proposed stockholder action. The Board of Directors also believes that eliminating the written consent procedure would prevent sudden stockholder action to remove the entire Board of Directors and would thereby preserve the Board of Directors' ability to negotiate with a potential takeover bidder on behalf of the Company's stockholders.

Disadvantages

   The provisions eliminating stockholder action by written consent would preclude action by written consent of the stockholders even if a majority of the stockholders believed such action to be in their best interests.

Vote Required for Approval

   The affirmative vote of the holders of a majority of all the Company's issued and outstanding shares of capital stock, entitled to vote at the 2001 Annual Meeting, is required to amend the Certificate of Incorporation to require that stockholder action be taken at a meeting. Assuming requisite stockholder approval, the amendment will become effective upon the filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State.

Amendment Requiring Supermajority Vote for Amendment or Repeal of Certain Provisions of the Bylaws or Certificate of Incorporation

   The Company's Board of Directors has unanimously approved and recommended that the stockholders of the Company approve an amendment to Article Fifth of the Certificate of Incorporation and the addition of a new Section 10.2 to the Bylaws which would require at least an 80% stockholder vote to amend or repeal certain provisions of the Certificate of Incorporation or the Bylaws, as described more fully below.

   Currently, the Certificate of Incorporation may be amended or repealed by the vote of stockholders holding a majority of the voting power of the Company. As permitted by Delaware law, the proposed amendment would require the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of stock entitled to vote for the amendment, repeal or adoption of any provision inconsistent with any of the provisions of the Certificate of Incorporation implemented by Proposals (1) and (2). The 80% supermajority vote requirement would apply to any amendment or repeal of Article Fifth of the Certificate of Incorporation providing for a classified Board of Directors.

   Currently, the Company's Bylaws may be amended or repealed and new Bylaws adopted by the Board of Directors or by a majority of the Company's stockholders entitled to vote on such matters. The proposed amendment would require any amendment, repeal or adoption of any provision inconsistent with Sections 4.1 or 4.6 to be approved by the affirmative vote of at least 80% of the voting power of all of the then-outstanding shares of stock entitled to vote. Proposed Section 4.1 of the Bylaws provides for a classified Board of Directors. Proposed Section 4.6 of the Bylaws provides that directors of the Company may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares entitled to vote.

Advantages

   The requirements of this proposal will prevent a stockholder with a majority of the voting power of the Company from avoiding the requirements of the Bylaws or the protected provisions of the Certificate of Incorporation by simply repealing the provisions.

Disadvantages

   The proposed increase in voting requirements may give stockholders holding a significant minority of the Company's stock a veto power over changes to certain provisions of the Company Bylaws and the Certificate of Incorporation even if a majority of the stockholders favor such changes.

   THE BOARD OF DIRECTORS UNANIMOUSLY DEEMS EACH OF THE PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BYLAWS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF PROPOSALS
(1), (2), AND (4) AMENDING THE CERTIFICATE OF INCORPORATION AND BYLAWS.

                           NOMINATIONS FOR DIRECTORS

Introduction

   The Board of Directors proposes the following seven nominees for election as directors at the Annual Meeting: Floyd C. Wilson, David B. Miller, D. Martin Phillips, Gary R. Christopher, Larry L. Helm, R.A. Walker and Stephen
W. Herod. If Proposals (1) and (2) above are approved by the stockholders, the persons named in the enclosed proxy will vote for the election of the nominees for each class of the Board of Directors and for the respective terms designated as follows unless authority to vote is withheld: Class I Directors to serve until the 2002 Annual Meeting--Mr. Wilson, Mr. Herod, and Mr. Walker; Class II Directors to serve until the 2003 Annual Meeting--Mr. Christopher and Mr. Helm; Class III Directors to serve until the 2004 Annual Meeting--Mr. Miller and Mr. Phillips. If Proposals (1) and (2) above are not approved, the persons named in the enclosed proxy will vote for the election of such nominees for a one-year term expiring at the 2002 Annual Meeting of stockholders unless authority to vote is withheld. If any of these nominees for director becomes unavailable, the persons named in the enclosed proxy intend to vote for any alternate designated by the present Board of Directors.

Vote Required for the Election of Directors

   Directors shall be elected by a plurality of the shares represented at the Annual Meeting entitled to vote in the election of Directors.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTORS FOR THE CLASSES DESIGNATED.

                                  PROPOSAL TO
                           RATIFY THE APPOINTMENT OF
                               KPMG, LLP AS THE
                       COMPANY'S INDEPENDENT ACCOUNTANTS

Introduction

   The Audit Committee and Board of Directors recommend that KPMG, LLP continue as 3TEC's independent accountants for 2001. KPMG, LLP served as independent accountants of the Company for the fiscal year 2000.

   The Audit Committee has considered and finds that the provision of accounting services by KPMG, LLP is compatible with maintaining KPMG, LLP's independence.

   A representative of KPMG, LLP will be present at the Annual Meeting to make a statement, if he desires, and to respond to questions of stockholders.

Audit Fees

   The aggregate fees billed by KPMG, LLP for professional services rendered for the audit of the Company's annual financial statements for 2000 and the review of the financial statements included in the Company's Form 10-QSB for 2000 were $257,873.

All Other Fees

   The aggregate for all other fees billed by KPMG, LLP for 2000 were $423,013.

Vote Required for the Ratification of KPMG, LLP

   The affirmative votes equal to at least a majority of the votes of holders of common stock cast at the Annual Meeting, in person or by proxy, is required for ratification of KPMG, LLP as the independent accountants for 3TEC.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG, LLP AS INDEPENDENT ACCOUNTANTS.

                PROPOSAL TO APPROVE THE COMPANY'S 2001 EMPLOYEE
                     STOCK OPTION PLAN AS DESCRIBED HEREIN

Introduction

   The Board voted to adopt the Company's 2001 Stock Option Plan (the "2001 Plan") on December 12, 2000, subject to approval by the stockholders of the Company.

Vote Required for Adoption of the 2001 Plan

   The affirmative votes equal to at least a majority of the votes of holders of common stock cast at the Annual Meeting, in person or by proxy, is required for the adoption of the Company's 2001 Stock Option Plan.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL, RATIFICATION AND CONFIRMATION OF THE ADOPTION BY THE BOARD OF DIRECTORS OF THE COMPANY'S 2001 STOCK OPTION PLAN.

   The Board of Directors and management believe that the 2001 Plan will help attract and retain competitively superior employees and promote long-term growth and profitability by further aligning employee and stockholder interests.

   A summary of the essential features of the 2001 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2001 Plan which is attached hereto as Exhibit "C".

   The 2001 Plan is administered by the Compensation Committee of the Board of Directors of the Company. The Compensation Committee has the authority to select the employees of the Company who will receive options and to establish the number of shares which may be issued under each option; provided, however, that the maximum number of shares that may be subject to options granted under the 2001 Plan to an individual optionee during any calendar year may not exceed 500,000 (subject to adjustment in the event of a recapitalization, subdivision, consolidation, payment of a stock dividend or other corporate action affecting the number of shares outstanding).

   The 2001 Plan provides for two types of stock options: (a) incentive stock options and (b) nonqualified stock options. The terms and conditions of the stock option agreements to be executed pursuant to the 2001 Plan shall contain such terms and conditions as may be approved by the Compensation Committee and such option agreements need not be identical. Such stock option agreements may provide for the surrender of the right to purchase shares under the option in return for a payment in cash or shares of stock of the Company or a combination of cash and shares of stock of the Company equal in value to the excess of the fair market value of the shares with respect to which the right to purchase is surrendered over the option price therefor (a "stock appreciation right" or "SAR"). Each stock option and all rights granted under the 2001 Plan shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

   Stock options under the 2001 Plan may only be granted to individuals who are employees of the Company or any parent or subsidiary of the Company at the time the option is granted. Members of the Compensation Committee are not eligible to be granted stock options.

   The aggregate number of shares which may be issued under options granted under the 2001 Plan shall not exceed 1,000,000 shares of stock of the Company (subject to adjustment in the event of a recapitalization, subdivision, consolidation, payment of a stock dividend or other corporate action affecting the number of shares outstanding). Such shares may consist of authorized but unissued shares of stock of the Company or previously issued shares of the Company reacquired by the Company. If any options or SARs granted under the 2001 Plan are forfeited, or if options or SARs terminate for any other reason prior to exercise, then the underlying shares of common stock again become available for awards.

   The purchase price of stock of the Company issued under each stock option shall be equal to the fair market value of the stock of the Company subject to the option on the date the option is granted; however, this limitation shall not apply to incentive stock options for which a greater purchase price is required pursuant to the provisions of the 2001 Plan.

   The 2001 Plan became effective December 12, 2000, the date of its adoption by the Board of Directors, provided the 2001 Plan is approved by the stockholders of the Company within twelve months thereafter. Except with respect to stock options then outstanding, if not sooner terminated under the provisions of the 2001 Plan, such Plan shall terminate upon and no further options shall be granted after December 11, 2010.

   The shares with respect to which stock options may be granted are shares of common stock of the Company as presently constituted. The 2001 Plan provides that if the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of stock covered by a stock option theretofore granted shall be adjusted so that such option shall thereafter cover the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the optionee had been the holder of record of the number of shares of stock then covered by such option.

   The 2001 Plan provides that, upon a Corporate Change (hereafter defined), the Compensation Committee may accelerate the vesting of stock options, cancel stock options and make payments in respect thereof in cash, adjust the outstanding option as appropriate to reflect such Corporate Change, or provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to had the option already been exercised. The 2001 Plan provides that a "Corporate Change" occurs (a) if the Company is to be dissolved and liquidated, (b) if the Company is not the surviving entity in any merger, consolidation or other reorganization (other than in connection with a reincorporation or other merger or consolidation in which the stockholders of the surviving company and their proportionate interests are substantially the same as those of the Company immediately prior to such transaction), (c) if the Company sells, leases or exchanges all or substantially all of its assets, (d) if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of the Company's voting stock or (e) if after a contested election of directors, the persons who were directors before such election cease to constitute a majority of the Board of Directors.

   The Board of Directors may terminate the 2001 Plan with respect to any shares for which options have not theretofore been granted. The Board of Directors may amend the 2001 Plan; however, without stockholder approval the Board of Directors may not: (i) make amendments which would materially increase the benefits accruing to participants under the 2001 Plan, (ii) increase the aggregate number of shares which may be issued pursuant to the provisions of the 2001 Plan, (iii) change the class of individuals eligible to receive options under the 2001 Plan, or (iv) extend the term of the 2001 Plan.

   The Company's common stock is quoted on the Nasdaq National Market under the symbol "TTEN." The last reported sale price of 3TEC's common stock on April 9, 2001, was $16.22 per share.

Federal Income Tax Aspects of the 2001 Plan

   Nonqualified Stock Options and Stock Appreciation Rights. As a general rule, no federal income tax is imposed on the optionee upon the grant of a nonqualified stock option such as those under the 2001 Plan (whether or not including a stock appreciation right) and the Company is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of a nonqualified stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares. In the case of the exercise of a stock appreciation right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee. Upon the exercise of a nonqualified stock option or a stock appreciation right, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the optionee assuming any federal income tax withholding requirements are satisfied. Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option or a stock appreciation right, any appreciation after the date of exercise should qualify as capital gain. If the shares received upon the exercise of an option or a stock appreciation right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax withholding requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse.

   Incentive Stock Options. The incentive stock options issued under the 2001 Plan are intended to constitute "incentive stock options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended. Incentive stock options are subject to favorable federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an incentive stock option if the optionee does not dispose of shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "holding period"). In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an incentive stock option, the difference between the fair market value of the stock on the date of exercise and the exercise price must be included in the optionee's alternative minimum taxable income. However, if the optionee exercises an incentive stock option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

   Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his exercise of an incentive stock option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

   Except as described above, there are no federal income tax effects to the Company upon the issuance of the shares of common stock pursuant to the exercise of stock options or stock appreciation rights granted under the 2001 Plan or the disposition of the shares acquired pursuant to such exercise.

              PROPOSAL TO APPROVE THE COMPANY'S 2000 NON-EMPLOYEE
               DIRECTORS' STOCK OPTION PLAN AS DESCRIBED HEREIN

Introduction

   The Board voted to adopt the Company's 2000 Non-Employee Directors' Stock Option Plan (the "2000 Non-Employee Plan") on July 3, 2000, to be effective as of July 5, 2000, subject to approval by the stockholders of the Company.

Vote Required for Adoption of the 2000 Non-Employee Plan

   The affirmative votes equal to at least a majority of the votes of holders of common stock cast at the Annual Meeting, in person or by proxy, is required for the adoption of the Company's 2000 Non-Employee Plan.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL, RATIFICATION AND CONFIRMATION OF THE ADOPTION BY THE BOARD OF DIRECTORS OF THE COMPANY'S 2000 NON-EMPLOYEE PLAN.

   The purpose of the 2000 Non-Employee Plan is to encourage ownership in the Company by outside directors of the Company (individually, a "Non-Employee Director," or collectively, the "Non-Employee Directors") whose continued services are considered important to the Company's continued progress and thus to provide them with an opportunity to share in the future success of the Company and provide a further incentive to remain as directors of the Company.

   A summary of the significant features of the 2000 Non-Employee Plan is provided below, but is qualified in its entirety by reference to the full text of the 2000 Non-Employee Plan which is attached hereto as Exhibit "F".

   The 2000 Non-Employee Plan is administered by a committee comprised of two or more directors (the "Committee") of the Board of Directors of the Company. The Committee shall have authority to interpret the 2000 Non-Employee Plan and may adopt rules and regulations consistent with the 2000 Non-Employee Plan.

   Options granted under the 2000 Non-Employee Plan are nonqualified stock options. The terms and conditions of the stock option agreements to be executed pursuant to the 2000 Non-Employee Plan shall not contain any terms and conditions that are inconsistent with the terms and conditions of the 2000 Non-Employee Plan. Such stock option agreements shall provide for the surrender of the right to purchase shares under the option in return for a payment in cash or shares of stock of the Company or a combination of cash and shares of stock of the Company equal in value to the exercise price. Each stock option and all rights granted under the 2000 Non-Employee Plan shall not be transferable other than by will, living trust or the laws of descent and distribution.

   Stock options under the 2000 Non-Employee Plan may only be granted to individuals who are directors and who are not employees of the Company or any parent or subsidiary of the Company at the time the option is granted.

   The aggregate number of shares which may be issued under options granted under the 2000 Non-Employee Plan shall not exceed 500,000 shares of stock of the Company (subject to adjustment in the event of a recapitalization, subdivision, consolidation, payment of a stock dividend or other corporate action affecting the number of shares outstanding). Such shares may consist of authorized but unissued shares of stock of the Company or previously issued shares of the Company reacquired by the Company. If any options granted under the 2000 Non-Employee Plan are forfeited, or if options terminate for any other reason prior to exercise, then the underlying shares of common stock again become available for awards.

   The purchase price of stock of the Company issued under each stock option shall be equal to the fair market value of the stock of the Company subject to the option on the date the option is granted.

   The 2000 Non-Employee Plan was adopted by the Board of Directors July 3, 2000, to be effective July 5, 2000, provided the 2000 Non-Employee Plan is approved by the stockholders of the Company within twelve months thereafter. Except with respect to stock options then outstanding, the Board of Directors in its discretion may terminate the 2000 Non-Employee Plan at any time.

   On July 5, 2000, each person who was a non-employee director was granted an option to purchase 25,000 shares of common stock. The 2000 Non-Employee Plan provides that future non-employee directors will receive an option to purchase 25,000 shares of common stock on the date on which a person is first elected or begins to serve as a non-employee director. In addition, each non-employee director who has served for at least six (6) months shall receive an option to purchase 10,000 shares of common stock on the first trading day after January 1st of each year. Options granted under the 2000 Non-Employee Plan are fully vested and exercisable on the date of grant, however, options granted prior to the 2001 Annual Meeting are not exercisable until the 2000 Non-Employee Plan has been approved by the stockholders.

   The shares with respect to which stock options may be granted are shares of common stock of the Company as presently constituted. The 2000 Non-Employee Plan provides that if the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of stock covered by a stock option theretofore granted shall be adjusted so that such option shall thereafter cover the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the optionee had been the holder of record of the number of shares of stock then covered by such option.

   The 2000 Non-Employee Plan provides that, upon a Corporate Change (hereafter defined), all outstanding options shall become immediately and fully exercisable whether or not otherwise exercisable by their terms. Upon, or in anticipation of a Corporate Change, the Committee may cause every option outstanding to terminate at a specific time in the future and shall give each optionee the right to exercise options during the period of time as the Committee shall determine. The 2000 Non-Employee Plan provides that a "Corporate Change" occurs (a) if the Company is to be dissolved and liquidated, (b) if the Company is not the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (c) if the Company sells, leases or exchanges substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company),
(d) if any person,
entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of the Company's voting stock or (e) if after a contested election of directors, the persons who were directors before such election cease to constitute a majority of the Board of Directors.

   The Board of Directors may amend the 2000 Non-Employee Plan; however, without stockholder approval the Board of Directors may not: (i) make amendments which would materially increase the benefits accruing to participants under the 2000 Non-Employee Plan, (ii) increase the aggregate number of shares which may be issued pursuant to the provisions of the 2000 Non-Employee Plan, (iii) change the class of individuals eligible to receive options under the 2000 Non-Employee Plan, or (iv) make any alteration or amendment which would decrease any authority granted to the Committee pursuant to the 2000 Non-Employee Plan in contravention of Rule 16b-3.

   The Company's common stock is quoted on the Nasdaq National Market under the symbol "TTEN." The last reported sale price of 3TEC's common stock on April 9, 2001, was $16.22 per share.

Federal Income Tax Aspects of the 2000 Non-Employee Plan

   Nonqualified Stock Options. As a general rule, no federal income tax is imposed on the optionee upon the grant of a nonqualified stock option such as those under the 2000 Non-Employee Plan and the Company is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of a nonqualified stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares. Upon the exercise of a nonqualified stock option, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the optionee assuming any federal income tax withholding requirements are satisfied. Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option, any appreciation after the date of exercise should qualify as capital gain. If the shares received upon the exercise of an option are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax withholding requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse.

   Except as described above, there are no federal income tax effects to the Company upon the issuance of the shares of common stock pursuant to the exercise of stock options granted under the 2000 Non-Employee Plan or the disposition of the shares acquired pursuant to such exercise.

Executive Compensation

   Summary Compensation Table. The following table sets forth the aggregate cash compensation earned by and paid to 3TEC's named executive officers for the periods ended December 31, 1998 through December 31, 2000:

                                                                        Long-Term
                                   Annual Compensation                 Compensation
                               ----------------------------        --------------------
                                                                      Awards    Payouts
                                                                   ------------ -------
                                                            Restr.  Securities
                                                            Stock   Underlying   LTIP    All Other
        Name and               Salary   Bonus  Other Annual Awards Options/SARs Payouts Compensation
   Principal Position     Year   ($)     ($)   Compensation  ($)       (#)        ($)       ($)
   ------------------     ---- ------- ------- ------------ ------ ------------ ------- ------------
Floyd C. Wilson.........  2000 296,875 525,000      --        --     800,000       --       10,500(1)
 Chairman of the          1999  58,333   8,333      --        --          --       --           --
 Board; Chief             1998      --      --      --        --          --       --           --
 Executive Officer
R.A. Walker.............  2000 200,000 280,000                       900,000                10,500(1)
 President; Chief         1999      --      --      --        --          --       --           --
 Financial Officer        1998      --      --      --        --          --       --           --
Stephen W. Herod........  2000 124,242 175,000      --        --     225,000       --       10,500(1)
 Vice President--         1999 107,013   3,347      --        --       6,666       --       13,090(2)
 Corporate                1998 100,000  24,375      --        --      11,666       --           --
 Development
Richard K. Stoneburner..  2000 102,833 110,000                       160,000       --     7,012.53(1)
 Vice President--         1999  23,333   2,500      --        --          --       --       14,234(3)
 Exploration              1998      --      --      --        --          --       --           --
Mark S. Holt............  2000  95,250  80,000                       105,000              9,525.08(1)
 Vice President--         1999  19,250   1,375      --        --          --       --        3,481(3)
 Land                     1998      --      --      --        --          --       --           --

--------
(1) Company matching contribution to 401(K) Plan
(2) Payments under Net Profits Interest Plan
(3) Relocation Expenses

   Compensation Under Plans. 3TEC established a 401(k) plan in October 1997, which allows for voluntary contributions by the employees and the employer. No Company contributions were made in 1998 or 1999. The Company matched employee contributions in 2000, dollar for dollar.

   In March 1995, the Board of Directors adopted an employee incentive compensation plan ("NPI Plan") whereby the proceeds equivalent to 1% net profits interest (the "net profits interest") in all oil and gas properties, drilling prospects and acquisitions and divestitures acquired or made after January 1, 1994, were paid into a fund for incentive compensation awards to eligible employees.

   For the year ended December 31, 1996, 3TEC paid $6,916 to employees through the NPI Plan, including $4,897 for all executive officers as a group. No amount was paid into the NPI Plan in 1997 or 1998.

   As part of the closing of the Securities Purchase Agreement between 3TEC and W/E, the NPI Plan was terminated effective August 27, 1999. On the termination date 3TEC paid $274,625 to employees through the NPI Plan including $72,651 for all executive officers as a group. All eligible employees were notified of the termination of the plan and signed consents and waivers of any further claim or compensation under the NPI Plan.

   3TEC has no other retirement, pension/profit-sharing or other deferred compensation.

Stock Option Plans

   Option Grants in Last Fiscal Year. The Amended and Restated 1995 Stock Option and Stock Appreciation Rights Plan, as amended (the "1995 Plan") is administered by the Compensation Committee (the "Committee") of the Board of Directors. At least two members of the Committee must be disinterested nonemployee directors. The Committee is authorized to determine the employees, including officers, to whom options or rights are granted. Each option or right granted shall be on such terms and conditions consistent with the 1995 Plan as the Committee may determine, but the duration of any option or right shall be not greater than ten years or less than five years from the date of grant.

   Options or rights grants shall be made under the 1995 Plan only to persons who are officers or salaried employees of 3TEC or are nonemployee directors. The aggregate number of shares of common stock of 3TEC which could be subject to options or rights under the 1995 Plan during 2000 was 500,000. The option price of shares covered by options granted under the 1995 Plan may not be less than the fair market value at the time the option is granted. The option price must be paid in full in cash or cash equivalent at the time of purchase or prior to delivery of the shares in accordance with cash payment arrangements acceptable to the Committee. If the Committee so determines, the option price may also be paid in shares of 3TEC's common stock already owned by the optionee.

   The 1999 Stock Option Plan, (the "1999 Plan") is administered by the Committee. The Committee must have at least two members who must be disinterested nonemployee directors. The Committee is authorized to determine the employees, including officers, to whom options or rights are granted.

   Options or rights grants shall be made under the 1999 Plan only to persons who are employees of 3TEC. The aggregate number of shares of common stock of 3TEC which could be subject to options or rights under the 1999 Plan during 2000 was 500,000. The option price of shares covered by options granted under the 1999 Plan may not be less than the fair market value at the time the option is granted. The option price must be paid in full in cash or cash equivalent at the time of purchase or prior to delivery of the shares in accordance with cash payment arrangements acceptable to the Committee. If the Committee so determines, the option price may also be paid in shares of 3TEC's common stock already owned by the optionee.

   The 2000 Stock Option Plan, (the "2000 Plan") is administered by the Committee. The Committee must have at least two members who must be disinterested nonemployee directors. The Committee is authorized to determine the employees, including officers, to whom options or rights are granted.

   Options or rights grants shall be made under the 2000 Plan only to persons who are employees of 3TEC. The aggregate number of shares of common stock of 3TEC which could be subject to options or rights under the 2000 Plan during 2000 was 2,000,000. The option price of shares covered by options granted under the 2000 Plan may not be less than the fair market value at the time the option is granted. The option price must be paid in full in cash or cash equivalent at the time of purchase or prior to delivery of the shares in accordance with cash payment arrangements acceptable to the Committee. If the Committee so determines, the option price may also be paid in shares of 3TEC's common stock already owned by the optionee.

   During the fiscal year ended December 31, 2000, options covering 2,898,500 shares were issued under the 1995 Plan, the 1999 Plan, the 2000 Plan and the 2001 Plan.

   The following table provides certain information with respect to all options granted during the fiscal year ended December 31, 2000, to the named executive officers of 3TEC; 2,190,000 options were granted under the 1995 Plan, the 1999 Plan, the 2000 Plan and the 2001 Plan:

                               Individual Grants

                            Number of           % of Total
                            Securities         Options/SARs Exercise
                            Underlying          Granted to  or Base
                           Options/SARS        Employees in  Price   Expiration
Name                       Granted (#)         Fiscal Year   ($/Sh)     Date
----                       ------------        ------------ -------- ----------
Floyd C. Wilson...........   250,000(1)             9%         7.25    4/16/10
                             150,000(1)             5%         9.75     7/3/10
                             400,000(2)(3)         14%      14.3125   12/17/10
R.A. Walker...............   500,000(1)            17%         8.00    4/30/10
                             100,000(1)             3%         9.75    7/30/10
                             300,000(2)(3)(4)      10%      14.3125   12/17/10
Stephen W. Herod..........    50,000(1)             2%         7.25    4/16/10
                             100,000(1)             3%         9.75     7/3/10
                              75,000(1)             3%      14.3125   12/17/10
Richard K. Stoneburner....    35,000(1)             1%       7.9375     5/7/10
                              50,000(1)             2%         9.75     7/3/10
                              75,000(1)             3%      14.3125   12/17/10
Mark S. Holt..............    35,000(1)             1%       7.9375     5/7/10
                              20,000(1)             1%         9.75     7/3/10
                              50,000(1)             2%      14.3125   12/17/10

--------
(1) One-half of the granted options are exercisable and vested on the date of grant. The remaining one-half of the granted options vest in three equal installments over three years.
(2) One-fourth of the granted options are exercisable and vested on the date of grant subject to (3) below. The remaining three-fourths of the granted options vest in three equal installments over three years.
(3) Shares not exercisable in any part until 3TEC's common stock is at least $20.00 per share closing price for at least thirty (30) consecutive calendar days.
(4) Subject to approval of the 2001 Plan by 3TEC stockholders.

   Aggregated Option Exercises in Last Fiscal Year and Option Value Table as of December 31, 2000. The following table sets forth certain information concerning each exercise of stock options during the year ended December 31, 2000, by each of the named executive officers and the aggregated fiscal year-end value of the unexercised options of each such named executive officer:

                               Individual Grants

                                                           Number of Securities
                                                          Underlying Unexercised      Value of Unexercised
                                                          Options/SARs at FY End          In-the-Money
                                                                    (#)            Options/SARs at FY End ($)
                          Shares Acquired Value Realized ------------------------- --------------------------
Name                      on Exercise (#)      ($)       Exercisable Unexercisable Exercisable  Unexercisable
----                      --------------- -------------- ----------- ------------- ------------ -------------
Floyd C. Wilson.........         --             --         241,667      558,333    2,350,003.50 2,849,996.50
R.A. Walker.............         --             --         383,334      516,666    3,656,673.18 3,059,576.82
Stephen W. Herod........         --             --         139,166      104,166      973,070.75   703,899.25
Richard K. Stoneburner..         --             --          85,834       74,166      557,871.12   443,378.87
Mark S. Holt............         --             --          58,334       46,666      394,902.37   280,410.12

Compensation of Directors

   Prior to August 27, 1999, each director was paid an attendance fee of $500 for each meeting of the Board of Directors and of each Committee of the Board of Directors. Presently, directors are not paid an attendance fee but 3TEC reimburses directors' documented travel and lodging expenses.

   Each nonemployee director is eligible for incentive awards under the Amended and Restated 1995 Stock Option and Stock Appreciation Rights Plan, however none were issued in 2000. On July 5, 2000, Mr. Phillips, Mr. Miller, Mr. Christopher and Mr. Helm were each granted an option to purchase 25,000 shares of common stock under the 2000 Non-Employee Plan, subject to stockholder approval of the 2000 Non-Employee Plan. On January 2, 2001, Mr. Phillips, Mr. Miller, Mr. Christopher and Mr. Helm were each granted an option to purchase 10,000 shares of common stock under the 2000 Non-Employee Plan, subject to stockholder approval of the 2000 Non-Employee Plan.

Employment Agreements

   Floyd C. Wilson and 3TEC entered into an employment agreement commencing on April 15, 2000, and terminating on December 31, 2002, with automatic one-year extensions upon each anniversary date of the last day of the employment period thereafter, unless either party gives at least 90 days' notice of termination, to serve as Chief Executive Officer with a $325,000 base annual salary. The Company may terminate Mr. Wilson's employment under the employment agreement for "Cause." "Cause" is defined as (i) the inability of employee, despite any reasonable accommodation required by law, due to bodily injury or disease or any other physical or mental incapacity, to perform the services provided for under the employment agreement for a period of 120 days in the aggregate, within any given period of 180 consecutive days during the term of the employment agreement, in addition to any statutorily required leave of absence, (ii) conduct of the employee that constitutes fraud, theft, or a criminal act involving moral turpitude, in each case only if it materially affects his ability to perform the duties and responsibilities of his position or has a material adverse effect on the Company, (iii) commission of a material act of fraud against the Company, (iv) embezzlement of funds or misappropriation of other property by the employee from the Company; (v) failure of employee to observe or perform his material duties and obligations as an employee of the Company or a material breach of the employment agreement, after 30 days advance written notice of such failure or breach which has not been cured; (vi) employee's habitual use of illegal controlled substances, or intoxication during normal business hours while conducting the Company's business, which, in the reasonable judgment of the Board, so impairs employee's credibility and reputation that employee can no longer perform his duties; or (vii) employee has been found civilly liable for sexual harassment or related offenses (or the Company has been found civilly liable for such actions by employee).

   If a Change of Control (hereafter defined) has occurred, Mr. Wilson may terminate his employment for Good Reason. "Good Reason" is defined as the occurrence, without employee's express written consent, of any one or more of the following events: (i) a material change in employee's duties (without the consent of employee) or a change in the title or offices held by employee, or any occurrence which causes employee to have his principal place of employment somewhere other than Houston, Texas; (ii) a reduction in employee's compensation or the failure by the Company to continue to provide prompt payment (or reimbursement to employee) of all reasonable expenses incurred by employee in connection with employee's professional and business activities;
(iii) a failure by the Company to waive any and all restrictions that might exist on the exercise of any stock options held by employee under the Company's stock option plans as of the date of a Change of Control; and (iv) the failure of the Company to obtain the assumption of the employment agreement, without limitation or reduction, by any successor to the Company. A "Change of Control" shall have occurred if: (i) fifty percent (50%) or more of the outstanding common stock of the Company has been acquired by any person or persons (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Act")), provided such person(s) is not a stockholder(s) of the Company currently holding ten percent (10%) or more of the outstanding common stock of the Company at the time of the execution of the employment agreement. For purposes of this paragraph, such person shall include affiliated persons (as defined in the Act)); (ii) there has been a merger or equivalent combination involving the Company after which fifty percent (50%) or more of the voting stock of the surviving corporation is held by persons other than those persons who were stockholders holding ten percent (10%) or more of the outstanding stock of the Company immediately prior to the date of such merger or equivalent combination; or (iii) there has been a merger or equivalent combination or stock sale involving the Company and after such transaction fifty percent (50%) or more of the members of the surviving company's Board of Directors elected by stockholders are persons who were not directors immediately prior to such transaction.

   If Mr. Wilson is terminated by 3TEC without Cause, or Mr. Wilson leaves for Good Reason, the Company is required to pay him an amount equal to two times his annual base salary.

   The employment agreement contains certain noncompete, confidentiality and noninterference provisions. For example, during the term of the employment agreement Mr. Wilson may not be employed or render advisory, consulting or other services in connection with any business enterprise or person that is engaged in leasing, acquiring, exploring, producing, gathering or marketing hydrocarbons and related products. Further, during the term of the employment agreement Mr. Wilson may not be financially interested, invest or engage in any business that is engaged in leasing, acquiring, exploring, producing, gathering or marketing hydrocarbons and related products, with certain limited exceptions. The agreement also provides that Mr. Wilson will not disclose or make use of any trade secrets or confidential or proprietary information pertaining to the Company in a way that is materially detrimental to the Company. Mr. Wilson is also prohibited during the two-year period of his employment agreement or the period in which Mr. Wilson is employed by the Company, whichever is longer, and for a six-month period commencing upon the termination of such longer period from soliciting any employee of the Company or any other person who is under contract with or rendering services to the Company to (i) terminate his or her employment with the Company, (ii) refrain from extending or renewing his or her employment with the Company, (iii) refrain from rendering services to or for the Company, or (iv) become employed by or to enter into contractual relations with any persons other than the Company.

   R.A. Walker and 3TEC entered into an employment agreement commencing on May 1, 2000, and terminating on December 31, 2002, with automatic one-year extensions upon each anniversary date of the last day of the employment period thereafter, unless either party gives at least 90 days' notice of termination, to serve as President and Chief Financial Officer with a $300,000 base salary. The agreement provides that Mr. Walker will be granted stock options giving him the right to purchase 500,000 shares of common stock in the Company, one-half of which shall be vested upon grant with the remaining one-half to vest equally over a three (3) year period. The option price shall be the fair market value of the stock on the date of grant. The Company may terminate Mr. Walker's employment under the employment agreement for Cause or without Cause. "Cause" is defined as (i) the inability of employee, despite any reasonable accommodation required by law, due to bodily injury or disease or any other physical or mental incapacity, to perform the services provided for under the employment agreement for a period of 120 days in the aggregate, within any given period of 180 consecutive days during the term of the employment agreement, in addition to any statutorily required leave of absence, (ii) conduct of the employee that constitutes fraud, theft, or a criminal act involving moral turpitude, in each case only if it materially affects his ability to perform the duties and responsibilities of his position or has a material adverse effect on the Company, (iii) commission of a material act of fraud against the Company, (iv) embezzlement of funds or misappropriation of other property by the employee from the Company; (v) failure of employee to observe or perform his material duties and obligations as an employee of the Company or a material breach of the employment agreement, after 30 days advance written notice of such failure or breach which has not been cured,
(vi) employee's habitual use of illegal controlled substances, intoxication during normal business hours while conducting the Company's business, which, in the reasonable judgment of the Board of Directors, so impairs employee's credibility and reputation that employee can no longer perform his duties, or
(vii) employee has been found civilly liable for sexual harassment or related offenses (or the Company has been found civilly liable for such actions by employee).

   If a Change of Control (hereafter defined) has occurred, Mr. Walker may terminate his employment for Good Reason. "Good Reason" is defined as the occurrence, without employee's express written consent, of any one or more of the following events: (i) a material change in employee's duties (without the consent of employee) or a change in the title or offices held by employee, or any occurrence which causes employee to have his principal place of employment somewhere other than Houston, Texas; (ii) a reduction in employee's compensation or the failure by the Company to continue to provide prompt payment (or reimbursement to employee) of all reasonable expenses incurred by employee in connection with employee's professional and business activities;
(iii) a failure by the Company to waive any and all restrictions that might exist on the exercise of any stock options held by employee under the Company's stock option plans as of the date of a Change of Control; and (iv) the failure of the Company to obtain the assumption of the employment agreement, without limitation or reduction, by any successor to the Company. A "Change of Control" shall have occurred if: (i) fifty percent (50%) or more of the outstanding common stock of the Company has been acquired by any person or persons (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Act")), provided such person(s) is not a stockholder(s) of the Company currently holding ten percent (10%) or more of the outstanding common stock of the Company at the time of the execution of the employment agreement. For purposes of this paragraph, such person shall include affiliated persons (as defined in the Act)); (ii) there has been a merger or equivalent combination involving the Company after which fifty percent (50%) or more of the voting stock of the surviving corporation is held by persons other than those persons who were stockholders holding ten percent (10%) or more of the outstanding stock of the Company immediately prior to the date of such merger or equivalent combination; or (iii) there has been a merger or equivalent combination or stock sale involving the Company and after such transaction fifty percent (50%) or more of the members of the surviving company's Board of Directors elected by stockholders are persons who were not directors immediately prior to such transaction.

   If Mr. Walker is terminated by 3TEC without Cause, or Mr. Walker leaves for Good Reason, the Company is required to pay him an amount equal to two times his annual base salary.

   The employment agreement contains certain noncompete, confidentiality and noninterference provisions. For example, during the term of the employment agreement Mr. Walker may not be employed or render advisory, consulting or other services in connection with any business enterprise or person that is engaged in leasing, acquiring, exploring, producing, gathering or marketing hydrocarbons and related products. Further, during the term of the employment agreement Mr. Walker may not be financially interested, invest or engage in any business that is engaged in leasing, acquiring, exploring, producing, gathering or marketing hydrocarbons and related products, with certain limited exceptions. The agreement also provides that Mr. Walker will not disclose or make use of any trade secrets or confidential or proprietary information pertaining to the Company in a way that is materially detrimental to the Company. Mr. Walker is also prohibited during the period of his employment agreement or the period in which Mr. Walker is employed by the Company, whichever is longer, and for a six-month period commencing upon the termination of such longer period from soliciting any employee of the Company or any other person who is under contract with or rendering services to the Company to (i) terminate his or her employment with the Company, (ii) refrain from extending or renewing his or her employment with the Company, (iii) refrain from rendering services to or for the Company, (iv) become employed by or to enter into contractual relations with any persons other than the Company.

   The Board of Directors approved an arrangement in December, 2000, whereby Stephen W. Herod is to receive two (2) times his annual compensation if Mr. Herod is terminated by the Company without Cause or if Mr. Herod terminates his employment for Good Reason. Cause and Good Reason are as defined in Mr. Wilson's employment agreement.

   The Board of Directors approved an arrangement in December, 2000, whereby Shane M. Bayless is to receive two (2) times his annual compensation if Mr. Bayless is terminated by the Company without Cause or if Mr. Bayless terminates his employment for Good Reason. Cause and Good Reason are as defined in Mr. Wilson's employment agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

   For the period January 1, 2000, to December 31, 2000, the Company believes all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were fulfilled.

Changes in Control/Stockholders Agreement

   In August 1999, W/E, formerly known as 3TEC Energy Company L.L.C., which is owned by affiliates of EnCap and Floyd C. Wilson, purchased a controlling interest in the Company for approximately $20.5 million in cash and $875,000 in producing properties. As of April 6, 2001, W/E owned approximately 21.55% of the Company's outstanding common stock, or approximately 23.16% assuming the exercise and conversion of all securities purchased by them in August 1999.

   In connection with this transaction, Kaiser-Francis Oil Company, C.J. Lett, III, Weskids, L.P., Alvin V. Shoemaker (collectively referred to as the "Major Stockholders"), W/E and the Company entered into a Stockholders' Agreement dated as of August 27, 1999 (the "Stockholders' Agreement"). On May 30, 2000, the parties to the Stockholders Agreement entered into a First Amendment to Shareholders' Agreement (the "Amendment") which added ECIC Corporation, EnCap Energy Capital Fund III-B, EnCap Energy Acquisition III-B, and BOCP Energy Partners, L.P. as parties to the Stockholders' Agreement. The Amendment provides that W/E may designate three (3) of the seven (7) members of the Board of Directors and the Major Shareholders may designate two (2) of the seven (7) members of the Board of Directors. The remaining two (2) members may be designated by a majority of the Board of Directors, with at least one (1) such member being an "independent director" which is acceptable to W/E. If W/E and EnCap's combined beneficial ownership percentage of common stock drops below 15%, W/E shall only be entitled to elect two (2) directors; if W/E and EnCap's combined beneficial ownership percentage of common stock drops below 7%, W/E shall only be entitled to elect one (1) director; and if W/E and EnCap's combined beneficial ownership percentage of common stock drops below 5%, W/E shall lose its right to designate a director. If the Major Shareholders combined beneficial ownership percentage of common stock drops below 7 1/4%, the Major Shareholders shall only be entitled to elect one (1) director; and if the Major Shareholders combined beneficial ownership percentage of common stock drops below 5%, the Major Shareholders shall lose their right to designate a director. All parties to the Stockholders' Agreement agree to vote all shares held by them in favor of the election or removal of the directors designated by W/E and the Major Stockholders. If either W/E or the Major Stockholders are no longer eligible to designate a director or directors to the Board, the then existing Board of Directors shall either (1) decrease the size of the Board of Directors, (2) leave the vacated seat empty, or (3) appoint a replacement to serve until the next election of directors by the stockholders of 3TEC, and select a nominee to fill the open seat for election by stockholders at the next annual meeting. The Major Stockholders may request that a non-voting advisory board member that is subject to W/E's approval be appointed to the Board. The Stockholders' Agreement will terminate if each of W/E and the Major Stockholders own less than five percent of the issued and outstanding shares of common stock. In addition, pursuant to the Amendment, if any of the parties percentage of beneficial ownership of common stock falls below three and one-half percent (3.5%) then such parties' rights and obligations under the Stockholders' Agreement will terminate.

   C.J. Lett, III, Weskids, L.P. and Alvin V. Shoemaker are no longer considered Major Stockholders subject to the Stockholders' Agreement as each of them now own less than three and one-half percent of the issued and outstanding shares of common stock.

Certain Relationships and Related Transactions.

   The Company has a $250 million credit facility with Bank One, NA, as administrative agent, Bank of Montreal, as syndication agent, and Union Bank of California, N.A., Wells Fargo Bank Texas, National Association, CIBC, Inc., Comerica Bank, Fleet National Bank and The Bank of Nova Scotia as participating lenders. The borrowing base is redetermined semi-annually and was set at $175 million as of March 12, 2001. Larry L. Helm, a director of the Company, is the Executive Vice President and Manager, Southern Region Middle Market for Bank One, NA.

   On February 3, 2000, the Company completed the acquisition of Magellan Exploration, LLC ("Magellan"), from certain affiliates of EnCap and other third parties for consideration consisting of (a) 1,085,934 shares of Company common stock, (b) four year warrants to purchase up to 333,333 shares of common stock at $30.00 per share, (c) 617,008 shares of 5% Series D Convertible Preferred Stock with a redemption value of $24.00 per share and (d) the assignment of performance based "back-in" working interest of 5% of Magellan's interest in 12 exploration prospects. David B. Miller, a director of the Company, is a Managing Director and co-founder of EnCap. D. Martin Phillips, also a director of the Company, is a Managing Director and principal of EnCap.

   The Company paid EnCap a fee of $500,000 in connection with a private equity shelf facility related to the acquisition of properties operated by C.W. Resources, Inc. As required by the Company's $250 million credit facility with Bank One, NA, the private equity shelf facility would have allowed the Company to require EnCap to purchase up to $20 million of a new class of exchangeable preferred stock from the Company. Upon completion of the public offering by the Company in June 2000, the shelf facility expired.

   David S. Elkouri has served as the Company's Secretary since May 2000. Mr. Elkouri is a member in the law firm of Hinkle Elkouri Law Firm L.L.C., which has served as legal counsel to the Company since August, 1999.

   During 1999 and 2000, the Company paid Hinkle Elkouri Law Firm L.LC. approximately $239,722 and $637,940, respectively, for legal services rendered during the respective fiscal years.

                                 MISCELLANEOUS

Stockholder Proposals

   If a stockholder intends to present a proposal for action at the 2002 annual meeting and wishes to have such proposal considered for inclusion in the Company's proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the proposal must be submitted in writing and received by the Company by December 26, 2001. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

   The 3TEC Bylaws establish an advance notice procedure applicable to the proposal of business to be considered at a meeting which requires such notice by a stockholder in connection with the Company's annual meeting to be delivered to the Company not less than 60 nor more than 90 days prior to the first anniversary of the previous year's annual meeting. If the annual meeting is more than 30 days before or more than 60 days after such anniversary date; however, notice by the stockholder to be timely must be delivered no earlier than 90 days prior to the annual meeting and no later than 60 days prior to the annual meeting and the tenth day following the issuance by the Company of a press release announcing the meeting date. In addition, the 3TEC Bylaws contain advance notice procedures applicable to the nomination by stockholders of directors for election to the Company's Board of Directors. In general, notice of a director nomination for an annual meeting must be received by the Company 90 days or more before the date of the annual meeting and must contain specified information and conform to certain requirements, as set forth in the Bylaws. Notice of a director nomination for a special meeting must be received by the Company no later than the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. If the chairman of the stockholders' meeting determines that a director nomination was not made in accordance with the Bylaws, the Company may disregard such nomination.

   Proposals and nominations should be addressed to the Secretary of the Company, David S. Elkouri, Two Shell Plaza, 777 Walker, Suite 2400, Houston, Texas 77002.

Discretionary Authority

   At the time of mailing this Proxy Statement, the Board of Directors was not aware of any other matters which might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the persons named in the accompanying form of proxy will vote such proxy in accordance with their judgment.

                                          By Order of the Board of Directors

                                          /s/Floyd C. Wilson
                                          _____________________________________
                                          Floyd C. Wilson
                                          Chairman of the Board and Chief
                                           Executive Officer

DATED this 27th day of April, 2001

                                  EXHIBIT "A"

                           CERTIFICATE OF AMENDMENT
                                    OF THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                            3TEC ENERGY CORPORATION

   The undersigned, being the Chief Executive Officer of 3TEC Energy Corporation (the "Corporation") DOES HEREBY CERTIFY as follows:

     1. That the Board of Directors of the Corporation, by duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declared to the stockholders of the Corporation that the proposed amendment was advisable and authorized the officers of the Corporation to submit such proposed amendment to the stockholders for their consideration. Such proposed amendment is set forth as follows:

       "FIFTH:

         (a) The number of Directors of the Corporation shall not be less than five (5). The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time pursuant to a resolution adopted by the Board of Directors or as provided in the Bylaws of the Corporation.

         (b) The Board of Directors shall be and is divided into three (3) classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

         (c) Elections of directors need not be by written ballot except as and to the extent provided in the Bylaws of the Corporation.

         (d) Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term expiring at the Corporation's annual meeting held in 2002; each initial director in Class II shall serve for a term expiring at the Corporation's annual meeting held in 2003; and each initial director in Class III shall serve for a term expiring at the Corporation's annual meeting held in 2004; provided, further, that the term of each director shall continue until the election and qualification of his successor and shall be subject to his earlier death, resignation or removal.

         (e) In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, subject to his earlier death, resignation or removal, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors in accordance with the provisions of Section
      (b) above. To the extent possible, consistent with the provisions of Section (b) above, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

         (f) Directors of the Corporation may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote.

         (g) Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least eighty percent (80%) of the shares of capital stock of the Corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article FIFTH."

   2. That thereafter, pursuant to resolution of its Board of Directors, the proposed amendment was submitted to the stockholders of the Corporation at its 2001 Annual Meeting of stockholders and the necessary number of shares required by statute were voted in favor of such amendment.

   3. That such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, as amended.

   IN WITNESS WHEREOF, the undersigned has subscribed this document on the date set forth below.

Dated: May    , 2001

-------------------------------
Floyd C. Wilson, Chief Executive Officer

                                  EXHIBIT "B"

                               BYLAWS AMENDMENTS

   In the event that the stockholders of the Company approve Proposals 1 and 2, the following Bylaws provisions will be implemented. In that event, Sections 4.1, 4.6 and 10.2 will be as follows:

   Section 4.1. General Powers; Election and Terms; Increases and Decreases in Size of the Board; Vacancies. The property, business and affairs of the Corporation shall be managed by the Board of Directors.

   (a) The number of directors shall not be less than five (5). The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time pursuant to a resolution adopted by the Board of Directors. The directors shall be elected at the annual meeting of the stockholders by such stockholders as have the right to vote on such election.

   (b) The Board of Directors shall be and is divided into three classes:
Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

   (c) Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term expiring at the Corporation's annual meeting held in 2002; each initial director in Class II shall serve for a term expiring at the Corporation's annual meeting held in 2003; and each initial director in Class III shall serve for a term expiring at the Corporation's annual meeting held in 2004; provided further, that the term of each director shall continue until the election and qualification of his successor and shall be subject to his earlier death, resignation or removal.

   (d) In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, subject to his earlier death, resignation or removal, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors in accordance with the provisions of Section (b) above. To the extent possible, consistent with the provisions of Section (b) above, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

   (e) Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by a vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

   Section 4.6. Removal. Directors of the Corporation may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote.

   Section 10.2. Certain Amendments. Notwithstanding any other provisions of law, these Bylaws or the Certificate of Incorporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least eighty percent (80%) of the shares of capital stock of the Corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with, Sections 4.1 or 4.6 of these Bylaws.

                                  EXHIBIT "C"

                            3TEC ENERGY CORPORATION

                            2001 STOCK OPTION PLAN

                              I. Purpose of Plan

   The 3TEC ENERGY CORPORATION 2001 STOCK OPTION PLAN (the "Plan") is intended to provide a means whereby certain employees of 3TEC ENERGY CORPORATION, a Delaware corporation (the "Company"), and its subsidiaries may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may grant to certain employees ("Optionees") the option ("Option") to purchase shares of the common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the Plan may be either incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code, as amended (the "Code"), ("Incentive Stock Options") or options which do not constitute Incentive Stock Options.

                              II. Administration

   The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"), and the Committee shall be (a) comprised solely of two or more outside directors (within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder), and (b) constituted so as to permit the Plan to comply with Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Committee shall have sole authority to select the Optionees from among those individuals eligible hereunder and to establish the number of shares which may be issued under each Option; provided, however, that, notwithstanding any provision in the Plan to the contrary, the maximum number of shares that may be subject to Options granted under the Plan to an individual Optionee during any calendar year may not exceed 500,000 shares (subject to adjustment in the same manner as provided in Paragraph VIII hereof with respect to shares of Stock subject to Options then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced. In selecting the Optionees from among individuals eligible hereunder and in establishing the number of shares that may be issued under each Option, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the Optionees, in establishing the number of shares which may be issued under each Option and in construing the provisions of the Plan shall be final.

                            III. Option Agreements

   (a) Each Option shall be evidenced by a written agreement between the Company and the Optionee ("Option Agreement") which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Stock or a combination of cash and shares of Stock equal in value to the excess of the fair market value of the shares with respect to which the right to purchase is surrendered over the option price therefor ("Stock Appreciation Rights"), on such terms and conditions as the Committee in its sole discretion may prescribe; provided, that with respect to Stock Appreciation Rights granted to employees who are subject to Section 16 of the 1934 Act, except as provided in Subparagraph VIII(c) hereof, the Committee shall retain final authority (i) to determine whether an Optionee shall be permitted, or (ii) to approve an election by an Optionee, to receive cash in full or partial settlement of Stock Appreciation Rights. Moreover, an Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a fair market value equal to such option price.

   (b) For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the closing price of the Stock
(i) reported by the National Market System or NASDAQ on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. In the event the Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

   (c) Each Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative.

                          IV. Eligibility of Optionee

   Options may be granted only to individuals who are employees (including officers and directors who are also employees) of the Company or any parent or subsidiary corporation (as defined in section 424 (e) and (f) of the Code) of the Company at the time the Option is granted; provided, however, that members of the Committee shall not be eligible to be granted Options. Options may be granted to the same individual on more than one occasion. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, unless (i) at the time such Option is granted the option price is 110% of the fair market value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination.

                           V. Shares Subject to Plan

   The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 1,000,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan to the extent permitted under Rule 16b-3. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph VIII hereof with respect to shares of Stock subject to Options then outstanding. Exercise of an Option in any manner, including an exercise involving a Stock Appreciation Right, shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

                               VI. Option Price

   The purchase price of Stock issued under each Option shall be equal to the fair market value of Stock subject to the Option on the date the Option is granted; provided, however, that this limitation shall not apply to Incentive Stock Options for which a greater purchase price is required pursuant to Paragraph IV hereof.

                               VII. Term of Plan

   The Plan shall be effective upon December 12, 2000, the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months thereafter. Notwithstanding any provision in this Plan or in any Option Agreement, no Option shall be exercisable prior to such stockholder approval. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph IX, the Plan shall terminate upon and no further Options shall be granted after December 11, 2010.

                   VIII. Recapitalization or Reorganization

   (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

   (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

   (c) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

   If (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or
(v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), no later than (a) ten (10) days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty (30) days after a change of control of the type described in Clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (2) require that mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

   (d) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason therefor shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

                   IX. Amendment or Termination of the Plan

   The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder); and provided, further, that (i) the Board may not make any alteration or amendment which would decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3 and (ii) the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive Options under the Plan or extend the term of the Plan, without the approval of the stockholders of the Company.

                              X. Securities Laws

   (a) The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

   (b) It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

                                  XI. General

   (a) Nothing contained in this Plan or any Option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or its parent or subsidiary or any other corporation affiliated with the Company, or interfere in any way with the rights of the Company or its parent or subsidiaries or any corporation affiliated with the Company to terminate his or her employment.

   (b) No Optionee shall have any rights as a stockholder of the Company with respect to any shares of Stock subject to an Option hereunder until such shares of Stock have been issued.

   (c) Nothing contained in this Plan or in any Option Agreement issued hereunder shall impose any liability or responsibility on the Company, the Board, the Committee or any member or any of the foregoing to pay, or reimburse any Optionee for the payment of any tax arising out of, or on account of the issuance of an Option or Options hereunder to any Optionee, an Optionee's exercise of any Option issued under the Plan or an Optionee's sale, transfer or other disposition of any Stock acquired pursuant to the exercise of any Option issued hereunder. Any person receiving an Option hereunder shall expressly acknowledge and agree that such participation is voluntary and that the Optionee shall be solely responsible for all taxes to which he or she may or become subject as a consequence of such participation.

                                  EXHIBIT "D"

                           CERTIFICATE OF AMENDMENT
                                    OF THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                            3TEC ENERGY CORPORATION

   The undersigned, being the Chief Executive Officer of 3TEC Energy Corporation (the "Corporation") DOES HEREBY CERTIFY as follows:

     1. That the Board of Directors of the Corporation, by duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declared to the stockholders of the Corporation that the proposed amendment was advisable and authorized the officers of the Corporation to submit such proposed amendment to the stockholders for their consideration. Such proposed amendment is set forth as follows:

       TENTH: No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of the stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

     2. That thereafter, pursuant to resolution of its Board of Directors, the proposed amendment was submitted to the stockholders of the Corporation at its 2001 Annual Meeting of stockholders and the necessary number of shares required by statute were voted in favor of such amendment.

     3. That such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, as amended.

   IN WITNESS WHEREOF, the undersigned has subscribed this document on the date set forth below.

Dated: May   , 2001

_______________________________
Floyd C. Wilson, Chief Executive Officer

                                  EXHIBIT "E"

                                CHARTER OF THE
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                      OF
                            3TEC ENERGY CORPORATION

I. PURPOSE

   The primary function of the Audit Committee (the "Committee" or "Audit Committee") of 3TEC Energy Corporation (the "Corporation") is to assist the Corporation's Board of Directors (the "Board") in fulfilling its oversight responsibilities to stockholders by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, and legal compliance that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

  a. Monitor the Corporation's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

  b. Monitor the independence and performance of the Corporation's independent auditors and the Corporation's financial and accounting departments.

  c. Provide an open avenue of communication among the independent auditors, the Corporation's management, financial and accounting departments and the Board.

   The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors and employees of the Corporation. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts that it deems necessary in the performance of its duties.

II. COMPOSITION

   The Audit Committee shall be comprised of three (3) or more directors as determined by the Board. A majority of the members of the Audit Committee shall be independent directors, as that term is defined by the rules and listing standards of NASDAQ. All members of the Committee shall have familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members are encouraged to enhance their familiarity with finance and accounting by participating in seminars, conferences, roundtables, and other educational programs conducted by the Corporation or an outside organization.

   The members of the Committee shall be elected by the Board of Directors to serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

   The Audit Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. The Committee may ask members of management or others to attend the meetings to provide pertinent information as necessary. As part of its job to foster open communication, the Committee should attempt to meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. Among the items to be discussed in these meetings are the independent accountant's evaluation of the Corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit. In addition, the Committee, or at least one member of the Committee, should communicate with management and the independent auditors quarterly to review the Corporation's financial statements and significant findings based upon the auditors limited review procedures.

IV. RESPONSIBILITIES AND DUTIES

   To fulfill its responsibilities and duties the Audit Committee shall:

 Document/Reports Review

   1. Review and update as necessary the Committee's Charter at least annually and have the Charter published in accordance with Securities and Exchange Commission regulations.

   2. Review the Corporation's annual audited financial statements prior to filing or distribution. Review may include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

   3. Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the internal accounting and financial controls of the Corporation, including computerized information system controls, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

   4. Review the Corporation's quarterly financial results prior to the release of earnings and/or the Corporation's quarterly financial statements prior to filing or distribution. Review may include discussion with financial management and the independent auditors.

 Independent Auditors

   5. Review the independence and performance of the independent auditors and annually recommend to the Board the independent auditor to be selected to audit the financial statements of the Corporation and its subsidiaries.

   6. Approve the fees and other compensation to be paid to the independent auditors.

   7. Confirm and assure the independence of the independent auditors. As necessary, the Committee should review and discuss with the independent auditors any significant relationships that they have with the Company that could impair the auditor's independence.

   8. Review the independent auditors' audit plan.

   9. Review and approve, when appropriate, the discharge of the independent auditor.

 Miscellaneous

   10. Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

   11. As appropriate, review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

   12. Annually prepare a report to the Corporation's stockholders as required by the Securities and Exchange Commission, which report should be included in the Corporation's annual proxy statement.

   13. Perform such other functions or activities consistent with this Charter, the Corporation's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

                                  EXHIBIT "F"

                            3TEC ENERGY CORPORATION

                         2000 NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

                              I. Purpose of Plan

   The 3TEC ENERGY CORPORATION 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN (the "Plan") is intended to encourage ownership in 3TEC ENERGY CORPORATION, a Delaware corporation (the "Company"), by directors of the Company who are not employees of the Company ("Non-employee Directors"), to strengthen the ability of the Company to attract and retain the services of experienced and knowledgeable individuals as Non-employee Directors of the Company, and to provide Non-employee Directors with a further incentive to work for the best interests of the Company and its stockholders. Accordingly, the Company may grant to Non-employee Directors ("Optionees") the option ("Option") to purchase shares of the common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the Plan are not intended to be incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

                              II. Administration

   The Plan shall be administered by a committee comprised of two or more directors (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. However, the Committee does not have the power to determine Plan eligibility, or to determine the number, the price, the vesting period, or the timing of awards to be made under the Plan to any Optionee or take any action that would result in the Plan not being treated as a "formula plan" within the meaning of Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). All decisions and determinations made by the Committee in construing the provisions of the Plan shall be final.

                          III. Shares Subject to Plan

   The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 500,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan to the extent permitted under Rule 16b-3. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Article V hereof with respect to shares of Stock subject to Options then outstanding. Exercise of an Option in any manner shall result in a decrease in the number of shares of Stock which may thereafter be available for purposes of the Plan by the number of shares as to which the Option is exercised.

                               IV. Term of Plan

   The Plan shall be effective as of the date approved by the Board, provided the Plan is approved by the stockholders of the Company within twelve months thereafter. Notwithstanding any provision in this Plan or in any Option Agreement (hereafter defined), no Option shall be exercisable prior to such stockholder approval. If the stockholders fail to approve the Plan, any Option previously made shall be automatically canceled without any further act. The Plan shall remain in effect until such time as the Plan is terminated pursuant to Article VIII.

                     V. Recapitalization or Reorganization

   (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

   (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

   (c) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

   (d) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason therefor shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

                       VI. Eligibility and Participation

   Eligibility to participate in the Plan is limited to Non-employee Directors. All eligible Non-employee Directors shall receive a grant of Options pursuant to Article VII.

                             VII. Grant of Options

   (a) An Option to purchase 25,000 shares of common stock of the Company shall be granted automatically to each Non-employee Director upon the later to occur of (i) July 5, 2000, or (ii) the date on which such director first becomes a Non-employee Director. On the first trading day on or after January 1st of each year, each Non-employee Director who is then serving and has served as a Non-employee Director for more than six (6) months shall be granted an Option as of such date to purchase 10,000 shares of Stock. If, as of any date that the Plan is in effect, there are not sufficient shares of Stock available under the Plan to allow for the grant to each Non-employee Director of an Option for the number of shares provided herein, each Non-employee Director shall receive an Option for his pro-rata share of the total number of shares of Stock then available under the Plan. The specific terms of the Options are subject to the provisions of this Article 7 and shall be subject to adjustment as provided in Article V hereof.

   (b) Each Option shall be evidenced by a written agreement between the Company and the Optionee ("Option Agreement") which shall not include any terms or conditions that are inconsistent with the terms and conditions of this Plan.

   (c) The Option exercise price per share under the Options granted shall be the fair market value of such stock on the date of grant (the "Exercise Price"). For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the closing price of the Stock
(i) reported by the National Market System or NASDAQ on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported (the "Fair Market Value"). In the event the Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

   (d) Each Option granted to an Optionee under this Article 7 shall expire on the tenth (10th) anniversary date of the date of grant, unless the Option is earlier terminated, forfeited, or surrendered pursuant to a provision of this Plan.

   (e) The Options granted to the Optionees under this Plan shall vest and become exercisable on the date of grant.

   (f) Options are exercised by delivering a written notice of exercise to the Secretary of the Company, setting forth the number of Options to be exercised and accompanied by a payment equivalent to the product of the number of Options exercised multiplied by the Exercise Price (the "Total Exercise Price"). The Total Exercise Price is payable:

     (1) in cash or its equivalent;

     (2) by tendering previously acquired shares of Stock having a Fair Market Value at the time of exercise equal to the Total Exercise Price; or

     (3) by a combination of (1) and (2).

   As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Optionee, in the Optionee's name, stock certificates in an appropriate amount based upon the number of shares purchased pursuant to the exercise of the Option.

   (g) To the extent necessary to ensure that Options granted under this Plan comply with applicable law, the Board shall impose restrictions on the transferability of any Stock acquired pursuant to the exercise of an Option under this Plan, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to such Stock.

   (h) To the extent an Option is exercisable as of the date of death or disability of an Optionee, it shall remain exercisable for one (1) year after the date of death or disability by the Optionee or such person or persons as shall have been named as the Optionee's legal representative or beneficiary, or by such persons as shall have acquired the Optionee's Options by will or by the laws of descent and distribution. Any Option that is vested but not exercised during this one-year period after death or disability shall be immediately forfeited to the Company.

   (i) To the extent an Option is exercisable as of the date an Optionee's service on the Board is terminated for any reason other than for death or disability, it shall remain exercisable for one (1) year after the date the Optionee's service on the Board terminates. Any Option that is not exercised during this one-year period after termination of service shall be immediately forfeited to the Company.

   (j) Unless the Board provides otherwise, no Option granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated, other than by will, living trust or the laws of descent and distribution.

   (k) If: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), or
(ii) the Company sells, leases or exchanges substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), or (iii) the Company is to be dissolved and liquidated, or (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), then all outstanding Options shall become immediately and fully exercisable whether or not otherwise exercisable by their terms. Upon, or in anticipation of, such an event, the Committee may cause every Option outstanding hereunder to terminate at a specific time in the future and shall give each Optionee the right to exercise Options during a period of time as the Committee, in its sole and absolute discretion, shall determine.

                  VIII. Amendment or Termination of the Plan

   The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee; and provided, further, that (i) the Board may not make any alteration or amendment which would decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3 and (ii) the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, or materially modify the eligibility requirements in the Plan, without the approval of the stockholders of the Company.

                              IX. Securities Laws

   (a) The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

   (b) It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

                                  X. General

   (a) Each individual who is or shall have been a member of the Board or the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to assume and defend the same before he or she undertakes to defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

   (b) Each Optionee under the Plan may name any beneficiary or beneficiaries to whom any benefit under the Plan is to be paid in the event of his or her death. Each designation shall revoke all prior designations by the same Optionee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Optionee in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Optionee's death shall be paid to the Optionee's estate.

   (c) To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

   (d) No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

   (e) No Optionee shall have any rights as a stockholder of the Company with respect to any shares of Stock subject to an Option hereunder until such shares of Stock have been issued.

   (f) Nothing in the Plan, in any Option granted under the Plan, or in any Option Agreement shall confer any right to any person to continue as a Director of the Company or interfere in any way with the rights of stockholders of the Company or the Board to elect and remove Directors.

                                     PROXY
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                            3TEC ENERGY CORPORATION

     The undersigned, a stockholder of record of 3TEC Energy Corporation (the "Company"), hereby appoints Floyd C. Wilson or Stephen W. Herod, with power of substitution, to represent and to vote all of the shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Two Shell Plaza, 777 Walker, Suite 2400, Houston, Texas 77002, on Tuesday, May 15, 2001, at 10:00 a.m. Central Daylight Time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares; and the undersigned hereby instructs said proxy to vote all such shares of stock at the Annual Meeting in accordance with the following instructions: (indicate by check mark)

I. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION - CLASSIFIED BOARD, DIRECTOR REMOVAL, 80% VOTE REQUIRED TO AMEND OR REPEAL CLASSIFIED BOARD OR DIRECTOR REMOVAL

     [ ] FOR          [ ] AGAINST            [ ] ABSTAIN


II. PROPOSAL TO AMEND THE BYLAWS - CLASSIFIED BOARD, DIRECTOR REMOVAL, 80% VOTE REQUIRED TO AMEND OR REPEAL CLASSIFIED BOARD OR DIRECTOR REMOVAL

     [ ] FOR          [ ] AGAINST            [ ] ABSTAIN


III. ELECTION OF DIRECTORS:
     Nominees: CLASS I DIRECTORS - FLOYD C. WILSON, R.A. WALKER, STEPHEN W.
               HEROD, CLASS II DIRECTORS - GARY R. CHRISTOPHER, LARRY L. HELM, CLASS III DIRECTORS - DAVID B. MILLER, D. MARTIN PHILLIPS

     [ ] VOTE FOR          [ ] VOTE WITHHELD                    [ ] EXCEPTIONS
         ALL NOMINEES          FROM ALL NOMINEES

INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
               THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

     EXCEPTIONS: ____________________________________________________________


IV.  PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION - STOCKHOLDER ACTION

     [ ] FOR          [ ] AGAINST            [ ] ABSTAIN


V.   PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     [ ] FOR          [ ] AGAINST            [ ] ABSTAIN


VI.  PROPOSAL TO APPROVE THE COMPANY'S 2001 STOCK OPTION PLAN

     [ ] FOR          [ ] AGAINST            [ ] ABSTAIN


VI. PROPOSAL TO APPROVE THE COMPANY'S 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     [ ] FOR          [ ] AGAINST            [ ] ABSTAIN


VIII.  OTHER MATTERS

     WITH discretionary authority            WITHOUT AUTHORITY
     to vote upon any other matters [ ]      to vote upon any other matters [ ]

Stockholders approving the proposals set forth herein should mark the "For" box herein; those opposing such action should register their position by marking the appropriate "Against" or "Abstain" box herein or by not returning this Proxy Form. SIGNED BUT UNMARKED PROXY FORMS WILL BE DEEMED TO AUTHORIZE A VOTE "FOR" THE PROPOSALS SET FORTH HEREIN.

The above matters have been proposed by 3TEC.

The invalidity, illegality or unenforceability of any particular provision of this Proxy Form shall be construed in all respects as if such invalid, illegal or unenforceable provision were omitted without affecting the validity, legality or enforceability of the remaining provisions hereof.

           YOUR VOTE IS IMPORTANT.  IF YOU ARE UNABLE TO ATTEND THE
            ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN
                 THIS PROXY FORM, USING THE ENCLOSED ENVELOPE.

                     PLEASE SEE REVERSE SIDE FOR SIGNATURE

     Please sign below exactly as name appears on this Proxy Form. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized persons.

     The undersigned acknowledges receipt of the Notice of said Annual Meeting and the Proxy Statement dated April 27, 2001 by signing this Proxy.

[                             ]
                                        ________________
                                        (Number of Shares)
 (Paste mailing label from
   Transfer Agent here)                 ___________________________________
                                        (Signature of Stockholder)

[                             ]

Dated:  __________________, 2001        ___________________________________
                                        (Additional Signatures, if held jointly)
                                        ___________________________________
                                        (Title or Authority, if applicable)